As filed with the Securities and Exchange Commission on January 8, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Thomas S. White, Jr.

Thomas White International, Ltd.

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Name and address of agent for service)

(312) 663-8300

Registrant’s telephone number, including area code

Date of fiscal year end: 10/31

Date of reporting period: 11/1/2013 – 10/31/2014

Item 1. Reports to Stockholders.

ANNUAL REPORT

OCTOBER 31, 2014

THE INTERNATIONAL FUND

THE EMERGING MARKETS FUND

THE AMERICAN OPPORTUNITIES FUND

The world economy is continuously evolving in ways we could have hardly imagined even a few years earlier. At Thomas White, we always ask ourselves “What is the big picture?” In other words, we always try to analyze local or regional trends from a broader global context.

We invite you to visit our websites as well as our YouTube channel for added insights into the transformative changes that make global investing more complex, but at the same time open up fascinating prospects for those who have the ability to spot them, and the discipline to focus on long-term trends.

President, Thomas White Funds

thomaswhite.com

The Thomas White website offers a panorama of the trends, economic indicators and policy changes occurring in the world economy that are of interest to global investors.

thomaswhitefunds.com

The Thomas White Funds website provides important information on our three fund offerings, including performance, rankings, and commentaries.

thenewglobal.com

Our New Global website is a highly informative resource for investors and their advisors, offering an in-depth understanding of the dramatic changes and trends in the world economy from a broader global context.

youtube.com/user/ThomasWhiteIntl

Our YouTube channel features videos with CIO Thomas S. White, Jr. and his take on evolving global market trends.

Thomas White: Empowering the InvestorSM

(This page is not part of the Annual Report.)

THOMAS S. WHITE, JR.

The Funds’ Chairman and Portfolio Manager

ThomasWhite is the Funds’ Chairman of the Board of Trustees and Portfolio Manager. He has 48 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-eight years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent

14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm’s U.S. value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly valuations covering over 3,000 companies in 45 countries.

www.thomaswhitefunds.com

Message to Shareholders

December 26, 2014

Dear Shareholders and Friends,

We would like to welcome the new shareholders to our funds and thank all shareholders for trusting our professionals to manage a portion of your assets.

Over the last several years our research analysts, database designers and portfolio managers have devoted thousands of hours to develop company valuation techniques that are effective in both pre- and post-2008 business conditions. All of us believe that this work should improve our Funds’ performance in the coming year. We also have a higher degree of confidence assessing regional stock markets now that the U.S. Federal Reserve and the Bank of England have finally been successful in restoring healthy growth in their countries.

Brighter Days Ahead for the Global Economy

The United States and the United Kingdom

After seven long years of increasing the level of bond buying and running ever larger fiscal deficits, the United States and the U.K. have regained their mojo, experiencing above average Gross Domestic Product (GDP) growth rates. Interestingly, this 2008 to 2015 recovery period was similar in length (eight years) to the time it took to restore normal growth during the Great Depression. It started on March 6, 1933 when President

Roosevelt closed the country’s banks and continued until the Pearl Harbor attack on December 7, 1941. Now, the successful recovery of these two major economies has put a stamp of approval on the use of massive quantitative easing and increased government spending during deep recessions.

Japan

We believe that Japan could be the next major country to achieve sustainable growth. The decrease in consumer demand after this April’s tax increase to a large extent negated the fiscal and monetary measures implemented since the beginning of 2013. Policymakers have recently increased their stimulus by having the Bank of Japan raise its level of monthly bond buying and delay its second sales tax increase, which has the effect of raising the government’s deficit spending. Prime Minister Abe has retained power in the recent elections, which means continuation of the policy approach famously known as ‘Abenomics’. Though the economic benefits of these measures may take a while to reveal, they have been highly favorable to Japanese equity prices since last year.

The European Union

While there is a fair amount of pessimism about the current economic trends in the Euro-zone economy, we believe the outlook is gradually improving. Unlike the U.S. and Japan, the Euro-zone did not receive a

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monetary stimulus program that was meaningful in scale. Though the European Central Bank (ECB) did come up with modest quantitative easing measures and liquidity support to the banks, political differences within the ECB’s governing council have so far prevented a more aggressive approach. However, this may change as economic growth remains anemic and inflation remains well below the ECB’s target. Recent statements from the ECB president and other members of the council suggest that they are preparing for a significant expansion of quantitative stimulus by early 2015 if the previous measures do not deliver the desired results. Though more bond buying by the ECB may not do much for domestic demand in the short term, it could lift business and consumer sentiment. Also, as we have seen in the U.S. and Japan, aggressive quantitative easing is likely to be beneficial for equity prices. The wealth effect for households and lower capital costs for businesses that result from higher equity valuations could gradually lead to improved consumption and capital investments.

Another factor that has so far prevented a sustainable Euro-zone recovery is the uneven export trends for the region. In the recent past, European exporters have been hurt by subdued global demand as the U.S. growth was below normal and the emerging economies were slowing down. In addition, the relative strength of the euro against other major currencies hurt the region’s export competitiveness. These two headwinds are now easing for the Euro-zone. The U.S. economy is now expanding at the fastest pace in recent years, while growth in China and several other emerging markets appears to have stabilized. The euro has depreciated this year and could fall further if the ECB rolls out additional monetary measures, making Euro-zone exporters more price competitive in foreign markets.

Emerging Market Countries

The Chinese government appears to have successfully stabilized the country’s economic growth at its target of around 7.5%. The recent rate cut by the central bank followed a moderate fiscal stimulus program earlier this year and both of these measures were helpful to domestic demand. The stronger U.S. consumer demand favors exports from China and also exports from other Asian countries, such as Korea and Taiwan. In India, where a number of our firm’s professionals are based, businesses and consumers are more optimistic after a pro-business federal government took office in June. Similarly, Indonesia also has a new government that has promised reform measures to sustain long-term growth. Overall, we expect the economies of emerging market countries to grow faster than they have in recent years.

Cheaper Oil to Hurt Some, but Benefit Many More

The unexpected slide in oil prices since September of this year could be one of the major global growth drivers next year, if prices stabilize below $70 per barrel for the Brent benchmark. Lower pump prices should help ease household budgets in the U.S., Europe and China, and lift demand for other consumer products and services. This increase in consumption could trigger a virtuous cycle, and enable additional hiring and capacity expansions by businesses.

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Countries that are net energy importers would likely see their trade balances improve. Conversely, the major oil exporters such as Russia may feel the pain and see their economies weaken appreciably. But, on balance, we believe the global economy would likely gain from the drop in oil prices.

Our Portfolio Strategy

We find many of our best investment opportunities in countries, sectors and businesses that are shunned by many investors. A recent example is the airline industry. Airline stocks bought when they were unpopular are now performing well. Similarly, Chinese equity indices are now rebounding after being unloved in recent years. It is possible that Continental Europe is the next major region to see advancing equity prices. We are patient investors and our research analysts have years of experience in valuing businesses.

I hold all of my personal long-term investments in global equities and none in real estate or bonds. 100% of these holdings are in the three Thomas White Funds. Other firm professionals who are key contributors to our team-oriented investment process are also fellow Fund shareholders.

Please visit our websites www.thomaswhitefunds.com, www.thomaswhite.com, and www.thenewglobal.com, for our ongoing commentaries on global matters.

Our professionals appreciate your continued confidence in the Thomas White Funds. We wish you and your family a happy holiday season and a prosperous 2015.

Thomas S. White, Jr.

Chairman and Portfolio Manager

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Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding of the Fund.

The Thomas White Funds are distributed by Quasar Distributors, LLC.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

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THE WORLD HAS CHANGED

The number of stocks in the world has surged 99% since the end of the Cold War in 1989. As of October 2014, America’s 5,209 exchange-traded stocks now only represent 11.78% of the 44,215 stocks on the world’s 56 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to October 31, 2014[2]	1960	1970	1980	1990	2000	2014
Developed Markets	99.9%	99.8%	99.2%	97%	96%	79%

United States	72%	66%	57%	43%	51%	43%

Canada	3%	3%	3%	2%	2%	3%

Europe	22%	23%	23%	25%	28%	21%

Asia Pacific	3%	8%	16%	27%	15%	12%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	21%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$51.8

1World Federation of Exchanges, Focus-2014

2Source: Thomas White International, Ltd.

Globalization has spurred growth in every region of the world. International stocks now represent over half of the total world stock market value, including, for example, Sony, Nokia, Toyota, BMW, L’Oreal, Unilever, Heineken, Volvo, Nestle, UBS, Volkswagen, Honda and Royal Dutch Shell. Emerging market companies include Samsung, LG and Hyundai.

Given their quality, diversity and long-term growth potential, it only makes common sense that investors search for opportunities worldwide. The Thomas

White American Opportunities, International and Emerging Markets Funds are managed by the same portfolio manager and analysts who adhere to an identical valuation-oriented investment style. The three portfolios complement one another in that, when combined, they seek to have the profile of the MSCI All Country World Index.

Shareholders who want to adopt a global investment strategy for their savings and investment program should consider owning all three Thomas White Funds.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

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THOMAS WHITE INTERNATIONAL FUND

Unaudited			Administrative Services Fee	12b-1 Fees	Operating Expenses[1,3]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
	Sales Charge	Deferred Sales Charge
Investor Class	None	None	Up to 0.25%	None	1.24%	1.31%	1.24%
Class I	None	None	None	None	0.99%	1.11%	0.99%
Class A	5.75%	None	Up to 0.25%	0.25%	1.41%	1.44%	1.44%
Class C	None	1.00% within 12 months	None	1.00%	1.99%	2.10%	1.99%

1In the absence of the fee deferral/expense reimbursement arrangement for the International Fund, the ratio of expenses to average net assets would have been 1.27% for Investor Class shares, 1.05% for Class I shares, 1.41% for Class A shares and 2.05% for Class C shares.

2Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.24%, 0.99%, 1.49% and 1.99%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2015. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$16.95	$369.1 million	2.00% within 60 days	62%
Class I	$16.97	$443.4 million
Class A	$16.92	$285.3 thousand
Class C	$16.88	$636.2 thousand

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THOMAS WHITE INTERNATIONAL FUND

Average Annual Returns as of October 31, 2014 (Unaudited)
Class	Sales Charge		6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (6/28/1994)*
Investor Class shares (TWWDX)	None		-4.01%	-4.79%	-3.00%	7.14%	6.34%	7.70%	7.61%
Class I shares[1] (TWWIX)	None		-3.91%	-4.60%	-2.76%	7.35%	6.46%	7.77%	7.65%
Class A shares[2] (TWWAX)	Maximum 5.75% initial sales charge	With sales charge	-9.56%	-10.39%	-8.71%	4.97%	5.04%	7.05%	7.29%
		Excluding sales charge	-4.03%	-4.92%	-3.13%	7.06%	6.29%	7.68%	7.60%
Class C shares[3] (TWWCX)	Maximum 1% deferred sales charge	With sales charge	-5.44%	-6.47%	-4.78%	6.57%	6.00%	7.53%	7.53%
		Excluding sales charge	-4.44%	-5.47%	-3.78%	6.57%	6.00%	7.53%	7.53%
MSCI All Country World ex US Index[4]	N/A		-2.77%	-0.99%	0.06%	7.76%	6.09%	6.59%	5.50%

* The inception date of the Investor Class shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class A shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class C shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Gross Expense Ratios, based on the most recent prospectus, are 1.31% (Investor Class), 1.11% (Class I), 1.44% (Class A) and 2.10% (Class C).

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OCTOBER 31, 2014

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI All Country World ex US Index, for the past 10 years through October 31, 2014. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was +110.06% for the Fund’s Investor Class shares and +89.34% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 1994 was 7.61%. The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of both developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses and sales charges.

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THOMAS WHITE INTERNATIONAL FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies from emerging market countries.

Performance Review

The Thomas White International Fund Investor Class shares returned -3.00% for the 1-year period ended October 31, 2014 compared to +0.06% for the benchmark MSCI All Country World ex-U.S. Index. Since its inception on June 28, 1994, the Fund’s Investor Class shares have returned +7.61% annualized while the benchmark returned +5.50% for the same period.

Uneven Global Growth Trends Worry Markets

International equity prices saw moderate gains during the first half of the 1-year review period, on expectations of healthier economic conditions in the Euro-zone and Japan. Weak U.S. economic trends due to severe winter weather also strengthened hopes that the Federal Reserve would continue its bond purchases. However, investor optimism faded during the subsequent months as the Euro-zone economy stalled and Japan slipped into a recession after higher taxes curtailed domestic consumption. At the same time, the U.S. economy gained strength and apprehensions about an early Fed rate hike made equity and bond markets volatile during the second half of the review period. The U.S. Federal Reserve has ended its bond purchases as announced earlier, but has not made any meaningful changes to its guidance on the timing of future interest rate hikes. Heightened geopolitical risks after Russia’s annexation of parts of Ukraine and the sharp fall in oil prices also made equity markets volatile.

The Euro-zone economic recovery appears to be in peril yet again as the region’s largest economies have slowed down appreciably in recent quarters. Even Germany, earlier the region’s safeguard against a deeper recession, has come to nearly an economic standstill. Only Spain, one of the worst hit by the 2010 fiscal crisis, is expanding at a healthy pace in the Euro-zone. Outside the common currency area, the U.K. continued to see robust growth as increased consumer spending offset the more moderate pace in exports and business investments.

The Japanese economy unexpectedly contracted during the third quarter of 2014, raising fears that the government’s aggressive plans to kick start growth could unravel. Most likely anticipating the weakness, the Bank of Japan announced a major expansion of its bond purchase program. The Japanese government has also delayed another round of consumption tax increases.

The economic outlook for the emerging market countries stabilized during the second half of the review period, allaying concerns about a sharp slowdown in China and some of the other large nations. Exports from select Asian countries as well as Mexico in Latin America have picked up in recent months, while domestic consumption has not

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OCTOBER 31, 2014

seen a perceptible decline. On the other hand,

lower prices of energy and industrial commodities continued to hurt the economies of Brazil, Russia and South Africa.

Portfolio Review

During the 1-year review period, the Fund’s holdings in the utilities sector benefited from lower fuel costs while the technology and healthcare sectors continued to gain from healthy demand growth. The sharp decline in oil prices hurt the energy sector during the period, while the materials sector also underperformed as weak demand kept prices of industrial commodities subdued. The Fund’s performance during the period was negatively affected by weak stock selection in Europe and Japan. Nevertheless, stock selection was positive in Canada and most emerging markets, except Europe. From a sector perspective, stock selection was negative in the energy, technology and industrials sectors. On the other hand, lower exposure to the materials and energy sectors benefited the Fund during the review period.

Alimentation Couche-Tard, Inc., an operator of gas stations and convenience stores domiciled in Canada, advanced on healthy earnings growth during the review period. Improved consumer demand in the U.S., where the company has acquired more convenience stores in recent years, should help Alimentation. Hong Kong based industrial conglomerate Hutchison Whampoa gained on expectations that healthier global trade next year could benefit its ports business, while stronger consumer demand in Asia should help its retail stores. U.K. based retailer WH Smith plc also benefited from expectations of stronger consumer demand in Europe and Asia. Healthier earnings growth after new product launches helped German manufacturer of pharmaceuticals and chemicals Bayer AG during the review period. Finnish lender Pohjola Bank plc gained after its holding company offered to buy out the bank’s minority shareholders.

The steep correction in oil prices during the last two months of the review period negatively affected the Fund’s energy related holdings, which were among the worst detractors from returns. Subsea 7 S.A., a provider of deep sea construction and engineering services to the oil explorers, as well Technip S.A., a French project management and construction services provider to the energy industry, declined on concerns that lower oil prices would discourage investments in exploration and production. BHP Billiton Ltd., one of the world’s largest producers of industrial materials, underperformed as iron ore prices continued to decline. JGC Corporation, a Japanese group that designs and constructs large energy projects, also declined as lower product prices may force oil producers to cancel or delay large investments. Sega Sammy Holdings, Inc., a Japanese developer of game machines and gaming software, underperformed on concerns that weak domestic consumer demand could limit revenue and earnings growth.

Global Growth Is Improving, but Regional Disparities Persist

Though the struggling Euro-zone and Japan have made the global economic growth outlook look dull recently, some of the

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THOMAS WHITE INTERNATIONAL FUND

emerging trends suggest that the months ahead could be brighter. The U.S. has convincingly regained the mantle of global economic growth engine, with better than expected output gains during the second and third quarters of this year. While adverse weather could hurt U.S. economic activity during the winter months, as it did last year, the improved labor market and higher consumer confidence could help moderate the downside. This should boost the prospects of several countries in Asia and Latin America such as China, Korea and Mexico that export manufactured goods. Healthier U.S. demand for industrial equipment may also benefit exporters in both the Euro-zone and Japan.

The sharp drop in crude oil prices should be an even bigger driver of global growth next year, in our opinion. The meaningful savings for households from lower fuel prices could lift consumer demand further across the globe. In addition, lower costs should boost margins for industrial manufacturers that use crude oil and its derivatives as inputs. Some of the large emerging countries such as China, India and Indonesia should see their fuel subsidy costs come down dramatically and narrow their budget deficits. Along with lower inflation risks, this may allow the central banks in these countries to consider more aggressive interest rate cuts to boost growth.

While economic activity remains weak in the Euro-zone, we believe the risk of another recession does not appear to be high. The improving global demand and the weaker euro should offer appreciable help to the region’s exporters. At the same time, the European Central Bank is likely to expand its quantitative measures sooner rather than later. As the region’s banking industry is in better health, banks are likely to be more confident in increasing credit availability to consumers and businesses. In Japan, the central bank’s aggressive bond purchases and the postponement of additional consumption tax hikes should give the economy time to recover. The current Japanese administration retained power in the recent elections, ensuring policy continuity.

Thank you for the confidence you have placed in the Thomas White International Fund, even during challenging economic times. We are confident that our current portfolio positioning should help the Fund regain lost ground and help you attain your long-term investment goals.

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OCTOBER 31, 2014

Portfolio Country and Industry Allocation as of October 31, 2014 (Unaudited)

Country Allocation	% of TNA
Australia	2.5%
Austria	0.4%
Belgium	0.9%
Brazil	2.6%
Canada	8.3%
China	5.2%
Denmark	1.7%
Finland	1.1%
France	5.0%
Germany	8.4%
Hong Kong	4.9%
India	2.3%
Indonesia	2.1%
Italy	1.3%
Japan	14.6%
Malaysia	1.1%
Mexico	1.5%
Netherlands	1.4%
Norway	2.4%
Panama	0.7%
Russia	0.9%
Singapore	1.3%
South Africa	2.6%
South Korea	2.9%
Spain	3.7%
Sweden	1.4%
Switzerland	3.1%

Country Allocation	% of TNA
Taiwan	2.3%
Thailand	1.1%
Turkey	0.8%
United Kingdom	10.4%
Cash & Other	1.1%

Industry Allocation	% of TNA

Automobiles & Components	5.9%
Banks	13.7%
Capital Goods	7.6%
Commercial & Professional Services	1.4%
Consumer Durables & Apparel	5.5%
Consumer Services	1.4%
Diversified Financials	7.3%
Energy	7.0%
Food & Staples Retailing	1.5%
Food, Beverage & Tobacco	4.2%
Health Care Equipment & Services	1.6%
Household & Personal Products	1.0%
Insurance	5.0%
Materials	6.7%
Pharmaceuticals, Biotechnology & Life Sciences	5.7%
Retailing	2.7%
Semiconductors & Semiconductor Equipment	1.6%
Software & Services	3.2%
Technology Hardware & Equipment	5.4%
Telecommunication Services	4.2%
Transportation	3.9%
Utilities	2.4%
Cash & Other	1.1%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

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Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

COMMON STOCKS (96.1%)

	AUSTRALIA (2.5%)
	Aurizon Holdings Limited +	Transportation	1,558,100	$6,445,237
	Australia and New Zealand Banking Group Limited +	Banks	306,100	9,059,149
	Suncorp Group Limited +	Insurance	403,900	5,224,612

				20,728,998

	AUSTRIA (0.4%)
	OMV Aktiengesellschaft +	Energy	110,500	3,478,574

	BELGIUM (0.9%)
	UCB S.A. +	Pharmaceuticals, Biotechnology & Life Sciences	85,900	6,939,858

	BRAZIL (0.7%)
	Embraer S.A.	Capital Goods	560,000	5,421,688

	CANADA (8.3%)
	Alimentation Couche-Tard Inc. - Class B	Retailing	214,500	7,279,735
	Canadian National Railway Company	Transportation	169,300	11,936,097
	Canadian Pacific Railway Limited	Transportation	29,300	6,094,494
	Gildan Activewear Inc.	Consumer Durables & Apparel	111,900	6,666,045
	Husky Energy Inc.	Energy	151,700	3,662,443
	Magna International Inc.	Automobiles & Components	110,800	10,935,976
	Methanex Corporation	Materials	83,500	4,962,362
	Royal Bank of Canada	Banks	130,900	9,292,675
	Valeant Pharmaceuticals International, Inc. *	Pharmaceuticals, Biotechnology & Life Sciences	52,800	7,017,825

				67,847,652

	CHINA (5.2%)
	Baidu, Inc. ADR *	Software & Services	16,100	3,844,197
	Bank of China Limited - H Shares +	Banks	20,775,000	9,930,579
	Hollysys Automation Technologies Ltd. *	Technology Hardware & Equipment	162,900	3,995,937
	Lenovo Group Limited +	Technology Hardware & Equipment	4,081,000	6,131,293
	PICC Property and Casualty Company Limited +	Insurance	2,547,594	4,672,647
	Tencent Holdings Limited +	Software & Services	226,300	3,602,943
	WuXi PharmaTech (Cayman) Inc. ADR *	Pharmaceuticals, Biotechnology & Life Sciences	263,500	9,933,950

				42,111,546

	DENMARK (1.7%)
	DSV A/S +	Transportation	231,700	6,933,174
	PANDORA A/S +	Consumer Durables & Apparel	82,800	6,971,448

				13,904,622

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2014

Country	Issue	Industry	Shares	Value (US$)

	FINLAND (1.1%)
	Sampo Plc +	Insurance	187,900	$9,001,674

	FRANCE (5.0%)
	BNP Paribas +	Banks	87,800	5,536,597
	Christian Dior SA +	Consumer Durables & Apparel	44,650	7,913,423
	Compagnie Generale des Etablissements Michelin +	Automobiles & Components	58,600	5,096,019
	Eiffage +	Capital Goods	65,300	3,473,509
	Societe Generale +	Banks	140,000	6,773,451
	Sodexo S.A. +	Consumer Services	69,700	6,721,816
	Technip SA +	Energy	70,900	5,142,551

				40,657,366

	GERMANY (7.5%)
	BASF SE +	Materials	69,350	6,108,418
	Bayer Aktiengesellschaft +	Materials	73,800	10,496,908
	Bayerische Motoren Werke Aktiengesellschaft +	Automobiles & Components	57,500	6,151,953
	Continental Aktiengesellschaft +	Automobiles & Components	27,000	5,300,636
	Deutsche Telekom AG +	Telecommunication Services	398,800	6,011,502
	E.ON SE +	Utilities	395,800	6,809,401
	Fresenius SE & Co KGaA +	Health Care Equipment & Services	144,900	7,458,807
	SAP AG +	Software & Services	112,900	7,675,988
	Wincor Nixdorf Aktiengesellschaft +	Technology Hardware & Equipment	107,100	4,919,782

				60,933,395

	HONG KONG (4.9%)
	Beijing Enterprises Holdings Limited +	Capital Goods	505,200	4,141,182
	China Unicom (Hong Kong) Limited +	Telecommunication Services	3,204,000	4,804,291
	Haier Electronics Group Co., Ltd. +	Consumer Durables & Apparel	1,969,000	5,316,649
	Hutchison Whampoa Limited +	Capital Goods	1,352,000	17,141,696
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	2,653,000	8,299,485

				39,703,303

	INDIA (2.3%)
	Infosys Limited ADR #	Software & Services	168,000	11,232,480
	Power Finance Corporation Limited +	Diversified Financials	1,678,600	7,733,110

				18,965,590

	INDONESIA (2.1%)
	PT Astra International Tbk +	Automobiles & Components	7,094,800	4,026,904
	PT Bank Mandiri (Persero) Tbk +	Banks	5,877,000	5,043,714
	PT Bank Rakyat Indonesia (Persero) Tbk +	Banks	3,767,400	3,462,719
	PT Indofood Sukses Makmur Tbk +	Food, Beverage & Tobacco	8,411,000	4,756,299

				17,289,636

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	15

Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

ITALY (1.3%)
	Intesa Sanpaolo S.p.A. +	Banks	1,604,600	$4,710,465
	Mediobanca S.p.A. +	Diversified Financials	658,600	5,803,853

				10,514,318

JAPAN (14.6%)
	Astellas Pharma Inc. +	Pharmaceuticals, Biotechnology & Life Sciences	404,000	6,381,549
	Hitachi, Ltd. +	Technology Hardware & Equipment	1,018,000	8,173,903
	ITOCHU Corporation +	Capital Goods	873,000	10,688,571
	Japan Tobacco Inc. +	Food, Beverage & Tobacco	178,300	6,177,524
	JFE Holdings, Inc. +	Materials	391,400	7,837,797
	JGC Corporation +	Capital Goods	146,000	3,840,186
	Kansai Paint Co., Ltd. +	Materials	388,000	6,017,412
	Nissan Motor Co., Ltd. +	Automobiles & Components	1,389,300	12,859,063
	Nomura Holdings, Inc. +	Diversified Financials	798,200	5,005,126
	ORIX Corporation +	Diversified Financials	479,800	6,717,481
	Resona Holdings, Inc. +	Banks	952,400	5,539,536
	Ricoh Company, Ltd. +	Technology Hardware & Equipment	557,500	5,910,371
	Sega Sammy Holdings Inc. +	Consumer Durables & Apparel	311,900	4,989,782
	Sekisui House, Ltd. +	Consumer Durables & Apparel	357,000	4,466,985
	Seven & I Holdings Co., Ltd. +	Food & Staples Retailing	127,300	5,026,564
	SoftBank Corp. +	Telecommunication Services	87,700	6,498,462
	Sundrug Co., Ltd. +	Food & Staples Retailing	149,500	7,353,094
	Tokio Marine Holdings, Inc. +	Insurance	162,800	5,275,704

				118,759,110

MALAYSIA (1.1%)
	Axiata Group Berhad +	Telecommunication Services	1,917,500	4,121,081
	Genting Berhad +	Consumer Services	1,629,000	4,846,208

				8,967,289

MEXICO (1.5%)
	Alfa, S.A.B. de C.V. - Class A	Capital Goods	2,386,700	7,619,362
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	774,600	4,964,112

				12,583,474

NETHERLANDS (1.4%)
	ING Groep N.V. * +	Diversified Financials	379,600	5,454,788
	Randstad Holding nv +	Commercial & Professional Services	131,000	5,786,186

				11,240,974

The accompanying notes are an integral part of these financial statements

16	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2014

Country	Issue	Industry	Shares	Value (US$)

	NORWAY (2.4%)
	Statoil ASA # +	Energy	350,725	$8,016,031
	Storebrand ASA * # +	Insurance	769,700	3,944,913
	Telenor ASA # +	Telecommunication Services	347,000	7,797,997

				19,758,941

	PANAMA (0.7%)
	Banco Latinoamericano de Comercio Exterior, S.A.	Banks	168,000	5,651,520

	RUSSIA (0.9%)
	Lukoil OAO GDR +	Energy	153,700	7,556,835

	SINGAPORE (1.3%)
	Keppel Corporation Limited +	Capital Goods	490,000	3,615,436
	United Overseas Bank Limited +	Banks	390,000	6,999,113

				10,614,549

	SOUTH AFRICA (2.6%)
	FirstRand Limited +	Diversified Financials	1,121,300	4,797,891
	Remgro Limited +	Diversified Financials	538,900	12,367,979
	Sasol Limited +	Energy	87,700	4,381,649

				21,547,519

	SOUTH KOREA (2.9%)
	Hyundai Motor Company +	Automobiles & Components	21,200	3,381,157
	Korea Electric Power Corporation +	Utilities	129,300	5,639,516
	LG Display Co., Ltd. * +	Technology Hardware & Equipment	190,900	5,710,155
	SK Hynix Inc. * +	Semiconductors & Semiconductor Equipment	78,900	3,634,776
	SK Telecom Co., Ltd. +	Telecommunication Services	19,500	4,890,845

				23,256,449

	SPAIN (3.7%)
	Banco Santander, S.A. +	Banks	965,700	8,520,335
	CaixaBank, S.A. +	Banks	1,389,600	7,594,400
	Enagas, S.A. +	Utilities	220,100	7,391,707
	Grifols, S.A. +	Pharmaceuticals, Biotechnology & Life Sciences	155,000	6,314,877

				29,821,319

	SWEDEN (1.4%)
	Securitas AB - Class B +	Commercial & Professional Services	532,900	5,899,291
	Swedbank AB - Class A +	Banks	196,200	5,189,033

				11,088,324

The accompanying notes are an integral part of these financial statements

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Thomas White International Fund

Country	Issue	Industry	Shares	Value (US$)

	SWITZERLAND (3.1%)
	Aryzta AG	Food, Beverage & Tobacco	114,200	$9,714,982
	Credit Suisse Group AG +	Diversified Financials	190,400	5,071,653
	Roche Holding AG +	Pharmaceuticals, Biotechnology & Life Sciences	34,000	10,042,118

				24,828,753

	TAIWAN (2.3%)
	Catcher Technology Co., Ltd +	Technology Hardware & Equipment	520,000	4,406,731
	Pegatron Corporation +	Technology Hardware & Equipment	2,564,000	4,686,726
	Taiwan Semiconductor Manufacturing Company Ltd. ADR #	Semiconductors & Semiconductor Equipment	418,900	9,224,178

				18,317,635

	THAILAND (1.1%)
	Krung Thai Bank Public Company Limited +	Banks	6,537,000	4,656,383
	PTT Exploration and Production Public Company Limited +	Energy	888,481	4,017,948

				8,674,331

	TURKEY (0.8%)
	Haci Omer Sabanci Holding A.S. +	Diversified Financials	1,367,300	6,242,661

	UNITED KINGDOM (10.4%)
	BHP Billiton Plc +	Materials	721,000	18,667,405
	BP p.l.c. +	Energy	1,127,900	8,125,800
	British American Tobacco p.l.c. +	Food, Beverage & Tobacco	240,500	13,659,650
	Next PLC +	Retailing	47,000	4,851,534
	Prudential Public Limited Company +	Insurance	547,300	12,647,369
	Rolls-Royce Holdings PLC +	Capital Goods	462,000	6,241,874
	Smith & Nephew PLC +	Health Care Equipment & Services	333,800	5,652,913
	Subsea 7 S.A. # +	Energy	474,000	5,119,336
	WH Smith PLC +	Retailing	556,500	10,032,133

				84,998,014

Total Common Stocks		(Cost $720,463,023)		781,405,917

PREFERRED STOCKS (2.8%)

	BRAZIL (1.9%)
	Banco Bradesco S.A.	Banks	537,800	8,099,881
	Petroleo Brasileiro SA Petrobras	Energy	1,144,300	7,056,339

				15,156,220

The accompanying notes are an integral part of these financial statements

18	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2014

Country	Issue	Industry	Shares	Value (US$)

GERMANY (0.9%)
	Henkel AG & Co. KGaA +	Household & Personal Products	78,800	$7,781,220

Total Preferred Stocks		(Cost $23,253,180)		22,937,440

SHORT TERM INVESTMENTS (3.9%)

HELD AS COLLATERAL FOR SECURITIES LENDING

MONEY MARKET FUND (3.9%)
	Northern Institutional Liquid Asset Portfolio, 0.07% (a)		31,534,385	31,534,385

Total Short Term Investments		(Cost $31,534,385)		31,534,385

Total Investments	102.8%	(Cost $775,250,588)		$835,877,742
Other Assets, Less Liabilities	(2.8)%			(22,461,276)
Total Net Assets:	100.0%			$813,416,466

*	Non-Income Producing Securities

#	All or a portion of securities on loan at October 31, 2014 - See Note 1(I) to Financial Statements

+	Fair Valued Security - See Note 1(A) to Financial Statements

(a)	7-day yield

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

Industry classications shown in the Investment Portfolio are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

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Thomas White International Fund

The following table summarizes the inputs used, as of October 31, 2014, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$-------	$20,728,998	$-------	$20,728,998
Austria	-------	3,478,574	-------	3,478,574
Belgium	-------	6,939,858	-------	6,939,858
Brazil	5,421,688	-------	-------	5,421,688
Canada	67,847,652	-------	-------	67,847,652
China	17,774,084	24,337,462	-------	42,111,546
Denmark	-------	13,904,622	-------	13,904,622
Finland	-------	9,001,674	-------	9,001,674
France	-------	40,657,366	-------	40,657,366
Germany	-------	60,933,395	-------	60,933,395
Hong Kong	-------	39,703,303	-------	39,703,303
India	11,232,480	7,733,110	-------	18,965,590
Indonesia	-------	17,289,636	-------	17,289,636
Italy	-------	10,514,318	-------	10,514,318
Japan	-------	118,759,110	-------	118,759,110
Malaysia	-------	8,967,289	-------	8,967,289
Mexico	12,583,474	-------	-------	12,583,474
Netherlands	-------	11,240,974	-------	11,240,974
Norway	-------	19,758,941	-------	19,758,941
Panama	5,651,520	-------	-------	5,651,520
Russia	-------	7,556,835	-------	7,556,835
Singapore	-------	10,614,549	-------	10,614,549
South Africa	-------	21,547,519	-------	21,547,519
South Korea	-------	23,256,449	-------	23,256,449
Spain	-------	29,821,319	-------	29,821,319
Sweden	-------	11,088,324	-------	11,088,324
Switzerland	9,714,982	15,113,771	-------	24,828,753
Taiwan	9,224,178	9,093,457	-------	18,317,635
Thailand	-------	8,674,331	-------	8,674,331
Turkey	-------	6,242,661	-------	6,242,661
United Kingdom	-------	84,998,014	-------	84,998,014
Total Common Stocks	$139,450,058	$641,955,859	$-------	$781,405,917
Preferred Stocks
Brazil	$15,156,220	$-------	$-------	$15,156,220
Germany	-------	7,781,220	-------	7,781,220
Total Preferred Stocks	$15,156,220	$7,781,220	$-------	$22,937,440
Short Term Investments	$31,534,385	$-------	$-------	$31,534,385
Total Investments	$186,140,663	$649,737,079	$-------	$835,877,742

For more information on valuation inputs, please refer to note 1(A) of the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements

20	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2014

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. There were no transfers into or out of Level 3 during the reporting period, as compared to their classification from the prior annual report.

See below for transfers into or out of Level 1 and Level 2.

	Security Description	Country	Market Value
Transfers into Level 1	None	None	$-------
Transfers out of Level 1	Statoil ASA	Norway	(8,016,031)
Net transfers into Level 1			$(8,016,031)
	Security Description	Country	Market Value
Transfers into Level 2	Statoil ASA	Norway	$8,016,031
Transfers out of Level 2	None	None	-------
Net transfers into Level 2			$8,016,031

Transfers were made out of Level 1 and into Level 2 due to one security Statoil ASA being priced by adjusted quoted prices on October 31, 2014.

Transfers between Levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements

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THOMAS WHITE EMERGING MARKETS FUND

Unaudited			Administrative Services Fee	12b-1 Fees	Operating Expenses[1,3]	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
	Sales Charge	Deferred Sales Charge
Investor Class	None	None	Up to 0.25%	None	1.34%	1.63%	1.34%
Class I	None	None	None	None	1.09%	1.66%	1.09%
Class A	5.75%	None	Up to 0.25%	0.25%	1.59%	1.77%	1.59%
Class C	None	1.00% within 12 months	None	1.00%	2.09%	2.29%	2.09%

1 In the absence of the fee deferral/expense reimbursement arrangement for the Emerging Markets Fund, the ratio of expenses to average net assets would have been 1.29% for Investor Class shares, 1.25% for Class I shares, 1.71% for Class A shares and 2.25% for Class C shares.

2 Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3 The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class, Class I, Class A and Class C shares exceed (as a percentage of average daily net assets) 1.34%, 1.09%, 1.59% and 2.09%, respectively. The fee deferral/expense reimbursement agreement expires February 28, 2015. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$11.55	$5.2 million	2.00% within 60 days	64%
Class I	$11.59	$76.7 million
Class A	$11.52	$87.2 thousand
Class C	$11.50	$26.5 thousand

22	www.thomaswhitefunds.com

OCTOBER 31, 2014

Average Annual Returns as of October 31, 2014 (Unaudited)
Class	Sales Charge		6 month	Calendar YTD	1 Yr	3 Yr	Since Inception (6/28/2010)*
Investor Class shares (TWEMX)	None		4.59%	0.80%	-0.40%	4.00%	4.66%
Class I shares[1] (TWIIX)	None		4.70%	1.00%	-0.12%	4.16%	4.77%
Class A shares[2] (TWIAX)	Maximum 5.75% initial sales charge	With sales charge	-1.60%	-5.14%	-6.36%	1.76%	3.10%
		Excluding sales charge	4.43%	0.62%	-0.67%	3.79%	4.51%
Class C shares[3] (TWICX)	Maximum 1% deferred sales charge	With sales charge	3.46%	-0.51%	-1.88%	3.54%	4.33%
		Excluding sales charge	4.46%	0.49%	-0.88%	3.54%	4.33%
MSCI Emerging Markets Index[4]	N/A		3.74%	3.63%	0.64%	3.24%	4.09%

* The inception date of the Investor Class shares.

1 Performance figures for Class I shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

2 Performance figures for Class A shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

3 Performance figures for Class C shares, first offered on August 31, 2012, include the historical performance of Investor Class shares through August 30, 2012.

4 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Gross Expense Ratios, based on the most recent prospectus, are 1.63% (Investor Class), 1.66% (Class I), 1.77% (Class A) and 2.29% (Class C).

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THOMAS WHITE EMERGING MARKETS FUND

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares and its benchmark, the MSCI Emerging Markets Index, since inception on June 28, 2010 through October 31, 2014. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +21.87% for the Fund’s Investor Class shares and +19.01% for the benchmark. The Fund’s Investor Class shares average annual total return since inception on June 28, 2010 was +4.66%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower. Performance will vary from class to class based on differences in class-specific expenses and sales charges.

24	www.thomaswhitefunds.com

THOMAS WHITE EMERGING MARKETS FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White Emerging Markets Fund invests primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries.

Performance Review

During the trailing 1-year period ended October 31, 2014, the Thomas White Emerging Markets Fund Investor Class shares returned -0.40%, compared to +0.64% for the benchmark MSCI Emerging Markets Index. Since its inception on June 28, 2010, the Fund’s Investor Class shares have returned +4.66% annualized, against +4.09% for the benchmark.

Fears of a Hard Landing in Emerging Countries Fade as Growth Stabilizes

Concerns of a further growth slowdown in the large emerging markets, especially China, caused the emerging markets to underperform during the first half of the review period. Russia’s annexation of parts of Ukraine led to heightened geopolitical risks and worsened investor sentiment. However, these apprehensions have eased in recent months, lifting emerging market equities during the second half of the review period. Economic growth has stabilized in China, as the policy measures launched earlier this year have helped domestic demand. After the weak trends during the first half of the year, exports from China have also seen a revival on rising U.S. demand. While the Chinese property market has weakened this year, the government appears to have been successful so far in preventing a disorderly decline.

Some of the emerging markets that were grouped together as the ‘Fragile Five’ last year for their deteriorating current accounts and declining currencies have regained investor confidence with appropriate policy measures. The improvement in current account deficit has been most notable in India, followed by Indonesia. These two countries have also ushered in new governments, fuelling hopes of reform measures that will boost long-term economic growth.

On the other hand, countries that are reliant on the export of energy and industrial commodities remained under pressure during the review period. The economic sanctions against Russia worsened that country’s economic prospects, already weakened by cheaper oil. Among the other major resource exporters, Brazil and South Africa continued to see subdued economic growth trends.

Portfolio Review

During the 1-year review period, the Fund’s holdings in the utilities sector benefited from lower fuel costs while the technology and healthcare sectors continued to gain from healthy demand growth. The sharp decline in oil prices hurt the energy sector during the period, while the materials sector also underperformed as weak demand kept prices of industrial commodities subdued. The Fund’s performance during the review period benefited from lower allocation to the

www.thomaswhitefunds.com	25

THOMAS WHITE EMERGING MARKETS FUND

materials sector as well as higher exposure to healthcare, relative to the benchmark. Stock selection in the technology, financials and utility sectors contributed positively to Fund returns, but the selection effect was negative in the consumer discretionary and energy sectors. From a regional perspective, stock selection was positive across all regions except Europe. Lower exposure to Latin America relative to the benchmark benefited the Fund during the period.

Korea Electric Power Corporation (KEPCO), one of the largest electric utilities in Asia, contributed the most to Fund returns during the 1-year review period ended October 31, 2014. KEPCO is expected to see improved earnings from rate hikes as well as lower fuel costs. Industrial holding company Guangdong Investment, which has interests in property development, water utilities and infrastructure, gained as Chinese economic growth appears to have stabilized. Automaker Tata Motors outperformed as strong demand for the company’s Land Rover and Jaguar brands continued to lift operating margins. Banco Latinoamericano de Comercio Exterior SA, which provides trade finance to exporters from Latin America and the Caribbean, gained as the bank continued to see robust gains in earnings during the review period. The growing popularity of ecommerce, online communications and online entertainment in China and other parts of Asia continued to benefit the Fund’s technology holdings such as Tencent Holdings, a leading provider of entertainment and communication services on the internet and mobile phones.

The Fund’s energy holdings were among the biggest detractors from returns for the period as lower oil prices are likely to hurt earnings and force producers to delay new projects to increase output. Brazilian energy company Petrobras SA, and Russian oil producer OAO Lukoil were among the holdings that were negatively affected. Chinese automaker Great Wall Motor Co. was negatively affected by delays in the launch of new SUV models that are likely to reduce the company’s market share. Korean automaker Hyundai Motor declined after an expensive office property purchase by the company in Seoul, and with concerns of higher costs following wage settlements with its Korean workers. Korean electronic devices and semiconductor manufacturer Samsung Electronics also underperformed on concerns that the company may see lower global market share in smartphones and tablet computers.

Select Emerging Economies Likely to Do Better

Policy initiatives, healthier U.S. demand and the steep decline in oil prices have improved the economic outlook of select large emerging countries. The regulatory measures introduced by the Chinese government and the central bank appear to have restrained excessive credit growth and prevented a severe property market crisis. At the same time, the measured fiscal stimulus launched earlier this year in China has slowed the growth rate decline. The Chinese central bank cut interest rates recently, and has sufficient flexibility to lower rates again if required. Though the manufacturing sector in China continues to see uneven trends, the brighter export outlook and stable domestic

26	www.thomaswhitefunds.com

OCTOBER 31, 2014

demand are expected to support manufacturing output. The current account deficits of India and Indonesia could narrow further as lower oil prices should reduce imports. The much anticipated reform measures from governments in these two countries, if implemented, may help improve their long-term growth rates.

Exports to the U.S. from select countries in Asia such as China, Korea and Taiwan, as well as Mexico in Latin America, have seen a revival during the second half of this year. U.S. consumer sentiment remains healthy and could see further improvement next year as the labor market strengthens and average wages rise. Growing earnings and cash flows of U.S. businesses could encourage higher investments, and lift demand for capital goods and business services from foreign suppliers. However, Brazil, Russia and to a lesser extent Mexico as well as South Africa are likely to see subdued growth as export realizations for energy and industrial commodities are not expected to recover quickly. Lower export revenues and weaker currencies are also likely to limit the fiscal and monetary policy options of these countries.

Nevertheless, cheaper oil could be a significant growth driver for select other emerging countries. Governments in China, India and Indonesia are expected to see a significant decline in their subsidy costs, though lower taxes and royalties from oil producers and retailers could limit the gains. This would likely enhance the ability of these countries to step up public spending and boost domestic demand. Inflation risks have also declined appreciably in these countries, giving central banks more flexibility to lower borrowing costs.

We thank you for investing in the Thomas White Emerging Markets Fund.

www.thomaswhitefunds.com	27

THOMAS WHITE EMERGING MARKETS FUND

Portfolio Country and Industry Allocation as of October 31, 2014 (Unaudited)

Country Allocation	% of TNA
Brazil	7.4%
Chile	1.1%
China	17.5%
Colombia	1.9%
Hong Kong	7.9%
India	6.0%
Indonesia	3.5%
Macau	0.9%
Malaysia	1.3%
Mexico	5.4%
Panama	2.2%
Philippines	2.1%
Poland	1.4%
Russia	4.4%
South Africa	10.9%
South Korea	12.9%
Taiwan	7.0%
Thailand	3.6%
Turkey	1.6%
Cash & Other	1.0%

Industry Allocation	% of TNA
Automobiles & Components	5.4%
Banks	18.5%
Capital Goods	7.3%
Consumer Durables & Apparel	3.6%
Consumer Services	0.9%
Diversified Financials	6.9%
Energy	10.2%
Food & Staples Retailing	1.2%
Food, Beverage & Tobacco	3.0%
Health Care Equipment & Services	2.1%
Household & Personal Products	0.9%
Insurance	2.6%
Materials	0.5%
Pharmaceuticals, Biotechnology & Life Sciences	2.5%
Real Estate	1.4%
Semiconductors & Semiconductor Equipment	5.6%
Software & Services	6.8%
Technology Hardware & Equipment	6.5%
Telecommunication Services	5.8%
Transportation	0.9%
Utilities	6.4%
Cash & Other	1.0%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

28	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2014

Country	Issue	Industry	Shares	Value (US$)

	COMMON STOCKS (93.8%)

	BRAZIL (3.2%)
	CCR S.A.	Transportation	54,600	$406,542
	Embraer S.A.	Capital Goods	76,300	738,705
	Hypermarcas S.A. *	Household & Personal Products	106,100	741,188
	Localiza Rent a Car SA	Transportation	24,200	348,853
	TOTVS S.A.	Software & Services	26,800	390,660

				2,625,948

	CHILE (1.1%)
	Banco de Chile	Banks	3,506,598	429,199
	CorpBanca	Banks	36,383,500	489,143

				918,342

	CHINA (17.5%)
	Baidu, Inc. ADR *	Software & Services	4,800	1,146,096
	Bank of China Limited - H Shares +	Banks	3,504,100	1,674,982
	China Overseas Land & Investment Limited +	Real Estate	388,000	1,129,115
	CNOOC Limited +	Energy	598,000	936,129
	Guangdong Investment Limited +	Utilities	996,000	1,320,897
	Hollysys Automation Technologies Ltd. * #	Technology Hardware & Equipment	73,700	1,807,861
	Lenovo Group Limited +	Technology Hardware & Equipment	922,600	1,386,114
	Mindray Medical International Limited ADR #	Health Care Equipment & Services	12,700	370,078
	NetEase, Inc. ADR	Software & Services	13,100	1,240,832
	PICC Property and Casualty Company Limited +	Insurance	669,410	1,227,792
	Sinopharm Group Co. Ltd. - H Shares +	Health Care Equipment & Services	115,200	449,825
	Tencent Holdings Limited +	Software & Services	51,000	811,976
	WuXi PharmaTech (Cayman) Inc. ADR * #	Pharmaceuticals, Biotechnology & Life Sciences	22,000	829,400

				14,331,097

	COLOMBIA (0.9%)
	Pacific Rubiales Energy Corp.	Energy	48,200	727,031

	HONG KONG (7.9%)
	AIA Group Limited +	Insurance	155,200	865,935
	Beijing Enterprises Holdings Limited +	Capital Goods	164,000	1,344,327
	China Mengniu Dairy Company Limited +	Food, Beverage & Tobacco	204,800	904,112
	China Unicom (Hong Kong) Limited +	Telecommunication Services	1,063,400	1,594,533
	Haier Electronics Group Co., Ltd. +	Consumer Durables & Apparel	393,000	1,061,169
	Techtronic Industries Company Limited +	Consumer Durables & Apparel	223,000	697,620

				6,467,696

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	29

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

	INDIA (6.0%)
	Infosys Limited ADR #	Software & Services	21,400	$1,430,804
	NTPC Limited +	Utilities	472,100	1,153,926
	Power Finance Corporation Limited +	Diversified Financials	208,700	961,456
	Tata Motors Limited +	Automobiles & Components	155,000	1,372,501

				4,918,687

	INDONESIA (3.5%)
	PT Astra International Tbk +	Automobiles & Components	2,568,900	1,458,070
	PT Bank Mandiri (Persero) Tbk +	Banks	790,000	677,988
	PT Bank Rakyat Indonesia (Persero) Tbk +	Banks	456,700	419,765
	PT United Tractors Tbk +	Capital Goods	189,100	291,842

				2,847,665

	MACAU (0.9%)
	Sands China Ltd. +	Consumer Services	124,400	775,254

	MALAYSIA (1.3%)
	Axiata Group Berhad +	Telecommunication Services	277,100	595,542
	Hong Leong Financial Group Berhad +	Banks	80,200	441,473

				1,037,015

	MEXICO (5.4%)
	Alfa, S.A.B. de C.V. - Class A	Capital Goods	587,200	1,874,592
	Gentera S.A.B. de C.V.	Diversified Financials	365,500	814,258
	Grupo Financiero Banorte, S.A.B. de C.V.	Banks	276,700	1,773,264

				4,462,114

	PANAMA (2.2%)
	Banco Latinoamericano de Comercio Exterior, S.A.	Banks	54,300	1,826,652

	PHILIPPINES (2.1%)
	Alliance Global Group, Inc. +	Capital Goods	1,112,800	636,886
	Universal Robina Corporation +	Food, Beverage & Tobacco	257,600	1,070,185

				1,707,071

	POLAND (1.4%)
	Energa S.A. +	Utilities	82,000	609,295
	ING Bank Slaski S.A. +	Banks	12,700	525,896

				1,135,191

RUSSIA (4.4%)
	Gazprom OAO GDR +	Energy	126,800	841,559
	Lukoil OAO GDR +	Energy	28,700	1,411,068
	Magnit OJSC GDR +	Food & Staples Retailing	14,900	999,590
	Sberbank of Russia GDR +	Banks	42,100	320,226

				3,572,443

The accompanying notes are an integral part of these financial statements

30	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2014

Country	Issue	Industry	Shares	Value (US$)

SOUTH AFRICA (10.9%)
	Aspen Pharmacare Holdings Ltd. +	Pharmaceuticals, Biotechnology & Life Sciences	33,900	$1,210,208
	The Bidvest Group Limited +	Capital Goods	17,900	492,010
	Life Healthcare Group Holdings Limited +	Health Care Equipment & Services	107,800	407,263
	Mediclinic International Limited +	Health Care Equipment & Services	51,700	461,970
	MTN Group Limited +	Telecommunication Services	31,375	694,524
	Remgro Limited +	Diversified Financials	109,700	2,517,661
	Sasol Limited +	Energy	39,700	1,983,483
	Steinhoff International Holdings Limited # +	Consumer Durables & Apparel	230,777	1,180,623

				8,947,742

SOUTH KOREA (12.9%)
	Halla Holdings Corporation +	Automobiles & Components	1,649	109,439
	Hankook Tire Co., Ltd. +	Automobiles & Components	7,610	391,783
	Hyundai Engineering & Construction Co., Ltd. +	Capital Goods	14,050	639,053
	Hyundai Motor Company +	Automobiles & Components	4,725	753,583
	KB Financial Group Inc. +	Banks	19,800	775,557
	Korea Electric Power Corporation +	Utilities	49,800	2,172,064
	LG Display Co., Ltd. * +	Technology Hardware & Equipment	39,700	1,187,497
	Mando Corporation *	Automobiles & Components	1,800	339,375
	NAVER Corporation +	Software & Services	818	574,747
	Shinhan Financial Group Co. Ltd. +	Banks	17,700	833,507
	SK Hynix Inc. * +	Semiconductors & Semiconductor Equipment	19,700	907,543
	SK Telecom Co., Ltd. +	Telecommunication Services	7,425	1,862,283

				10,546,431

TAIWAN (7.0%)
	Catcher Technology Co., Ltd +	Technology Hardware & Equipment	53,000	449,147
	E.SUN Financial Holding Company, Ltd +	Banks	1,840,569	1,165,907
	MediaTek Inc. +	Semiconductors & Semiconductor Equipment	76,000	1,111,950
	Pegatron Corporation +	Technology Hardware & Equipment	253,000	462,458
	Taiwan Semiconductor Manufacturing Company Ltd. +	Semiconductors & Semiconductor Equipment	589,000	2,542,377

				5,731,839

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	31

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value (US$)

	THAILAND (3.6%)
	Bangkok Bank Public Company Limited +	Banks	102,300	$635,156
	Krung Thai Bank Public Company Limited +	Banks	871,950	623,640
	PTT Exploration and Production Public Company Limited +	Energy	174,163	787,611
	PTT Global Chemical Public Company Limited +	Materials	215,100	412,156
	Thai Union Frozen Products Public Company Limited +	Food, Beverage & Tobacco	226,000	516,865

				2,975,428

	TURKEY (1.6%)
	Haci Omer Sabanci Holding A.S. +	Diversified Financials	295,900	1,350,986

Total Common Stocks		(Cost $70,769,060)		76,904,632

	PREFERRED STOCKS (5.2%)

	BRAZIL (4.2%)
	Banco Bradesco S.A.	Banks	118,110	1,778,872
	Petroleo Brasileiro SA Petrobras	Energy	274,500	1,692,708

				3,471,580

	COLOMBIA (1.0%)
	Banco Davivienda S.A.	Banks	51,900	786,509

Total Preferred Stocks		(Cost $4,516,575)		4,258,089

HELD AS COLLATERAL FOR SECURITIES LENDING

			Principal Amount
	U.S. GOVERNMENT OBLIGATIONS (0.9%)
	U.S. Treasury Notes:
	0.250% due 12/15/2015		$628,113	629,210
	0.375% due 01/15/2016		82	83
	0.375% due 01/31/2016		1,146	1,149
	0.250% due 02/29/2016		292	292
	2.375% due 03/31/2016		19	19
	0.250% due 04/15/2016		62	62
	0.500% due 06/15/2016		293	294
	1.500% due 07/31/2016		456	467
	0.875% due 12/31/2016		3	4
	0.625% due 05/31/2017		176	175
	0.625% due 11/30/2017		11	11
	2.250% due 11/30/2017		4,244	4,444
	2.750% due 02/15/2019		59	63

The accompanying notes are an integral part of these financial statements

32	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2014

Country	Issue	Industry	Principal Amount	Value (US$)

U.S. GOVERNMENT OBLIGATIONS (CONT.)
	0.875% due 07/31/2019		$181	$175
	1.750% due 09/30/2019		88	89
	3.375% due 11/15/2019		2	2
	2.000% due 02/15/2022		148	148
	1.750% due 05/15/2023		2,485	2,412

				639,099
	U.S. TIPS:
	0.125% due 04/15/2016		12	13
	1.625% due 01/15/2018		1,171	1,422
	1.250% due 07/15/2020		103,129	120,530
	0.625% due 07/15/2021		133	144
	0.125% due 07/15/2022		4,767	4,864
	0.375% due 07/15/2023		3	4
	2.375% due 01/15/2025		368	555
	3.875% due 04/15/2029		3	6

				127,538
	U.S. Treasury Bonds:
	2.875% due 05/15/2043		214	209
	3.625% due 08/15/2043		46	52

				261

Total U.S. Government Obligations		(Cost $766,898)		766,898

			Shares
SHORT TERM INVESTMENTS (2.9%)

MONEY MARKET FUND (1.9%)
	Northern Institutional Liquid Asset Portfolio, 0.07% (a)		1,549,388	1,549,388

			Principal Amount
U.S. GOVERNMENT OBLIGATIONS (0.0%)
	U.S. Treasury Bills:
	0.000% due 01/08/2015		$11	11
	0.000% due 02/05/2015		22	22
	0.000% due 06/25/2015		4	4

				37

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	33

Thomas White Emerging Markets Fund

Country	Issue	Industry	Principal Amount	Value (US$)

U.S. GOVERNMENT OBLIGATIONS (CONT.)
	U.S. Treasury Notes:
	0.250% due 12/15/2014		$176	$176
	0.125% due 12/31/2014		14	14
	0.250% due 01/15/2015		614	614
	0.250% due 01/31/2015		2,033	2,035
	0.250% due 02/28/2015		99	99
	0.375% due 03/15/2015		3,473	3,478
	0.250% due 03/31/2015		193	193
	0.125% due 04/30/2015		208	208
	4.250% due 08/15/2015		3,441	3,584
	0.250% due 09/30/2015		597	598

				10,999

			Shares
MONEY MARKET FUND (1.0%)
	Northern Institutional Treasury Portfolio, 0.01% (a)		826,131	826,131

Total Short Term Investments		(Cost $2,386,555)		2,386,555

Total Investments	102.8%	(Cost $78,439,088)		$84,316,174
Other Assets, Less Liabilities	(2.8)%			(2,315,580)
Total Net Assets:	100.0%			$82,000,594

*	Non-Income Producing Securities

#	All or a portion of securities on loan at October 31, 2014 - See Note 1(I) to Financial Statements

+	Fair Valued Security - See Note 1(A) to Financial Statements

(a)	7-day yield

ADR	- American Depositary Receipt

GDR	- Global Depositary Receipt

Industry classications shown in the Investment Portfolio are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

34	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2014

The following table summarizes the inputs used, as of October 31, 2014, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$2,625,948	$-------	$-------	$2,625,948
Chile	918,342	-------	-------	918,342
China	5,394,267	8,936,830	-------	14,331,097
Colombia	727,031	-------	-------	727,031
Hong Kong	-------	6,467,696	-------	6,467,696
India	1,430,804	3,487,883	-------	4,918,687
Indonesia	-------	2,847,665	-------	2,847,665
Macau	-------	775,254	-------	775,254
Malaysia	-------	1,037,015	-------	1,037,015
Mexico	4,462,114	-------	-------	4,462,114
Panama	1,826,652	-------	-------	1,826,652
Philippines	-------	1,707,071	-------	1,707,071
Poland	-------	1,135,191	-------	1,135,191
Russia	-------	3,572,443	-------	3,572,443
South Africa	-------	8,947,742	-------	8,947,742
South Korea	339,375	10,207,056	-------	10,546,431
Taiwan	-------	5,731,839	-------	5,731,839
Thailand	-------	2,975,428	-------	2,975,428
Turkey	-------	1,350,986	-------	1,350,986
Total Common Stocks	$17,724,533	$59,180,099	$-------	$76,904,632
Preferred Stocks
Brazil	$3,471,580	$-------	$-------	$3,471,580
Colombia	786,509	-------	-------	786,509
Total Preferred Stocks	$4,258,089	$-------	$-------	$4,258,089
U.S. Treasuries	$-------	$766,898	$-------	$766,898
Short Term Investments	$2,375,519	$11,036	$-------	$2,386,555
Total Investments	$24,358,141	$59,958,033	$-------	$84,316,174

For more information on valuation inputs, please refer to note 1(A) of the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. In addition, no transfers in and/or out between Levels 1, 2 or 3 were observed during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements

www.thomaswhitefunds.com	35

Thomas White Emerging Markets Fund

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of October 31, 2013	$ 205
Accrued discounts/premiums	-------
Realized gain (loss)	-------
Change in unrealized appreciation (depreciation)	-------
Purchases and Issues	-------
Sales and Settlements	(205)
Transfers in and/or out of Level 3	-------
Balance as of October 31, 2014	$-------

The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represent either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

The accompanying notes are an integral part of these financial statements

36	www.thomaswhitefunds.com

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Unaudited			Administrative Services Fee	12b-1 Fees	Operating Expenses[1],3	Prospectus Gross Annual Operating Expense[2]	Prospectus Net Annual Operating Expense[2,3]
	Sales Charge	Deferred Sales Charge
Investor Class	None	None	Up to 0.25%	None	1.24%	1.31%	1.34%

1In the absence of the fee deferral/expense reimbursement arrangement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.15% for Investor Class shares.

2Gross Annual Operating Expense and Net Annual Operating Expense are based on the most recent prospectus and may differ from other expense ratios appearing in this report.

3The Advisor has agreed to defer its fees and/or reimburse the Fund to the extent that the operating expenses for Investor Class shares exceed 1.34% of its average daily net assets. The fee deferral/expense reimbursement agreement expires February 28, 2015. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limits and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

	NAV	Net Assets	Redemption Fee	Portfolio Turnover
Investor Class	$15.84	$33.8 million	2.00% within 60 days	32%

www.thomaswhitefunds.com	37

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Average Annual Returns as of October 31, 2014 (Unaudited)
Class	6 month	Calendar YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (3/4/1999)
Investor Class shares (TWAOX)	5.15%	10.13%	15.38%	17.07%	16.23%	7.56%	8.19%
Russell Midcap Index[1]	7.02%	10.16%	15.32%	20.05%	18.97%	10.37%	9.67%
S&P 500 Index[1]	8.22%	10.99%	17.27%	19.77%	16.69%	8.20%	5.06%

1 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 80% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impacts of trades executed on the last business day of the period that were recorded on the first business day of the next period.

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced. The Investor Class Gross Expense Ratio, based on the most recent prospectus, is 1.31%.

38	www.thomaswhitefunds.com

OCTOBER 31, 2014

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Investor Class shares, its primary benchmark, the Russell Midcap Index, and its secondary benchmark, the S&P 500 Index, for the past 10 years through October 31, 2014. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative ten year return was +107.35% for the Fund’s Investor Class shares, +168.25% for the primary benchmark, and +120.01% for the secondary benchmark. The Fund’s Investor Class shares average annual total return since inception on March 4, 1999 was +8.19%. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 80% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses. Absent this reimbursement, performance would have been lower.

www.thomaswhitefunds.com	39

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Portfolio Manager: Thomas S. White, Jr.

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Performance Review

The Thomas White American Opportunities Fund Investor Class shares returned +15.38% during the 1-year period ended October 31, 2014 while the Fund’s primary benchmark, the Russell Midcap Index, returned +15.32% and the secondary benchmark S&P 500 Index returned +17.27% during the same period. Since its inception on March 4, 1999, the Fund’s Investor Class shares annualized return has been +8.19%, compared to +9.67% for the primary benchmark and +5.06% for the secondary benchmark.

U.S. Economy Continues to Gain Momentum

U.S. domestic equities outperformed most developed markets during the review period, as the economy gained strength after severe winter weather caused a decline at the beginning of the year. The pace of economic growth during the second and third quarters of this year exceeded expectations, helped by robust consumer demand. However, concerns that the Federal Reserve may be forced to hike interest rates earlier than expected led to short periods of volatility. The Federal Reserve ended its bond purchases as scheduled, but continued to indicate that the timing of interest rate hikes would depend on further labor market strength as well as inflation trends.

The labor market faltered during the initial months of the review period but saw a healthy recovery subsequently, with the unemployment rate slipping to the lowest level since the financial crisis. Gains in average wages have been modest so far, but could increase at a faster pace next year as private sector employers step up hiring. The healthy rates of monthly job additions and lower fuel prices have also lifted consumer sentiment during the last quarter of the review period. After nearly three years of sustained gains, home sales and average home prices have started moderating in recent months. Corporate revenue and earnings growth, as well as cash flows, remain robust. The review period also saw more corporate mergers and acquisitions as well as increased share buybacks.

Portfolio Review

Healthcare and technology holdings outperformed the most during the 1-year review period ended October 31, 2014, as the two sectors continue to see healthy revenue and earnings growth on improving demand. The industrials sector also saw gains on expectations that stronger economic growth could lift demand. Lower allocation to the energy sector, the worst performer during the review period due to the fall in oil prices, benefited the Fund. However, a higher exposure to the consumer discretionary sector and an underweight position in the technology sector detracted from Fund performance relative to the benchmark. Positive stock selection in the consumer

40	www.thomaswhitefunds.com

OCTOBER 31, 2014

discretionary, technology, and industrial sectors was offset by a weak selection effect in financials, energy and consumer staples.

Railcar manufacturer Trinity Industries contributed the most to Fund returns during the year on expectations that tighter safety regulations would force railroad operators to replace older cars. Apparel manufacturer Hanesbrands, Inc. advanced after completing the acquisition of DB Apparel to gain increased access to European markets and lifting its earnings guidance. Staffing services provider Robert Half International benefited from the improved demand outlook with the labor market tightening this year, and private businesses increasing hiring. Generic drug maker Mylan Inc. gained on sustained growth in revenues and earnings during the period. Mylan has recently reincorporated in the Netherlands, which will reduce its corporate taxes. Footwear retailer Foot Locker outperformed as the company beat earnings expectations for the most recent quarter.

Skincare products marketer Nu Skin Enterprises Inc. detracted the most from Fund returns for the period on concerns over adverse currency movements and reduced earnings after costs related to debt refinancing. Discount retailer Ross Stores, Inc. was sold during the year after the company’s same store sales growth disappointed during the first half of the review period. Engineering and construction services provider Chicago Bridge & Iron Company declined after revealing controversial accounting practices related to an earlier acquisition. Terex Corporation, which provides material handling products and services to the construction and mining industries, declined after lowering its revenue and earnings guidance for the current financial year. Tupperware Brands Corp., a direct seller of kitchen storage and serving products, underperformed on concerns that overseas demand growth for its products is slowing down.

Further Labor Market Gains and Cheaper Oil to Lift Consumer Demand

U.S. domestic consumers have been among the biggest beneficiaries of the steep fall in oil prices. As the healthier labor market has made consumers more confident, savings from lower fuel costs should encourage households to increase spending on other goods and services. In addition, energy intensive manufacturers are likely to see their costs come down and margins expand as the improved demand conditions give them more pricing power. These trends could help sustain the current pace of earnings growth for consumer-oriented businesses as well as select industrial manufacturers. On the downside, lower oil prices could slow down further investments in exploration and production, especially in shale reserves. This may reduce economic activity in regions with large shale deposits that have seen significant growth in recent years.

The labor market is likely to strengthen further next year as employers step up hiring to meet rising consumer demand. Unlike in the recent past, federal and state governments are not expected to shed jobs and offset the gains in private sector employment. Lower unemployment should help push up wages and lift consumer sentiment even further.

www.thomaswhitefunds.com	41

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Though mortgage rates remain very attractive, the housing market is unlikely to sustain its recent pace of growth. A low supply of homes has pushed up average home prices in most major cities, pricing out many potential buyers. In addition, credit standards remain significantly tighter than they were before the financial crisis, discouraging potential home buyers.

Proposals to reduce the down payment requirements for mortgages, if implemented, could attract more borrowers. However, such lending practices would increase the risks for mortgage insurers and may lead to a crisis if home prices start declining significantly.

We thank you for investing in the Thomas White American Opportunities Fund.

42	www.thomaswhitefunds.com

OCTOBER 31, 2014

Portfolio Industry Allocation and Market Capitalization as of October 31, 2014 (Unaudited)

Industry Allocation	% of TNA
Automobiles & Components	2.5%
Banks	3.0%
Capital Goods	7.8%
Commercial & Professional Services	3.5%
Consumer Durables & Apparel	3.9%
Consumer Services	3.8%
Diversified Financials	3.2%
Energy	3.9%
Food & Staples Retailing	1.1%
Food, Beverage & Tobacco	3.5%
Health Care Equipment & Services	8.6%
Household & Personal Products	1.3%

Industry Allocation	% of TNA
Insurance	5.0%
Materials	2.5%
Media	1.0%
Pharmaceuticals, Biotechnology & Life Sciences	4.3%
REITS	6.2%
Retailing	5.5%
Semiconductors & Semiconductor Equipment	4.3%
Software & Services	8.4%
Technology Hardware & Equipment	3.7%
Telecommunication Services	1.3%
Transportation	4.0%
Utilities	6.7%
Cash & Other	1.0%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $15.2 billion)	26.1%
Mid Cap ($2.3-$15.2 billion)	72.9%
Small Cap (under $2.3 billion)	0.0%
Cash & Other	1.0%

TNA - Total Net Assets

Fund holdings and industry allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

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Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

COMMON STOCKS (99.0%)

AUTOMOBILES & COMPONENTS (2.5%)
	Autoliv, Inc.	2,800	$256,872
	Thor Industries, Inc.	4,550	240,649
	Visteon Corporation *	3,800	356,820

			854,341

BANKS (3.0%)
	East West Bancorp, Inc.	9,450	347,382
	KeyCorp	24,750	326,700
	SunTrust Banks, Inc.	8,400	328,776

			1,002,858

CAPITAL GOODS (7.8%)
	AGCO Corporation	6,100	270,291
	Chicago Bridge & Iron Company N.V.	6,650	363,356
	Regal-Beloit Corporation	5,600	397,432
	SPX Corporation	3,200	303,328
	Terex Corporation	8,650	248,860
	The Timken Company	5,700	245,043
	Trinity Industries, Inc.	13,800	492,798
	Triumph Group, Inc.	4,650	323,780

			2,644,888

COMMERCIAL & PROFESSIONAL SERVICES (3.5%)
	Republic Services, Inc.	14,300	549,120
	Robert Half International Inc.	11,800	646,404

			1,195,524

CONSUMER DURABLES & APPAREL (3.9%)
	D.R. Horton, Inc.	16,900	385,151
	Hanesbrands Inc.	6,650	702,307
	Tupperware Brands Corporation	3,700	235,875

			1,323,333

CONSUMER SERVICES (3.8%)
	Apollo Education Group, Inc. *	6,700	192,022
	Burger King Worldwide, Inc.	12,800	418,304
	Hyatt Hotels Corporation - Class A*	7,900	467,838
	MGM Resorts International *	9,000	209,250

			1,287,414

DIVERSIFIED FINANCIALS (3.2%)
	Ameriprise Financial, Inc.	6,900	870,573
	Waddell & Reed Financial, Inc. - Class A	4,500	214,830

			1,085,403

ENERGY (3.9%)
	Chesapeake Energy Corporation	12,500	277,250
	Energen Corporation	6,750	456,975
	HollyFrontier Corporation	6,200	281,356
	Weatherford International Ltd *	19,000	311,980

			1,327,561

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2014

Industry	Issue	Shares	Value

FOOD & STAPLES RETAILING (1.1%)
	The Kroger Co.	6,900	$384,399

FOOD, BEVERAGE & TOBACCO (3.5%)
	Coca-Cola Enterprises, Inc.	7,000	303,450
	ConAgra Foods Inc.	7,650	262,778
	Lorillard, Inc.	7,200	442,800
	Molson Coors Brewing Company -Class B	2,400	178,512

			1,187,540

HEALTH CARE EQUIPMENT & SERVICES (8.6%)
	AmerisourceBergen Corporation	5,600	478,296
	Community Health Systems, Inc. *	5,900	324,323
	The Cooper Companies, Inc.	2,700	442,530
	Humana, Inc.	2,800	388,780
	Omnicare, Inc.	6,900	459,471
	St. Jude Medical, Inc.	4,500	288,765
	Zimmer Holdings, Inc.	4,850	539,514

			2,921,679

HOUSEHOLD & PERSONAL PRODUCTS (1.3%)
	Energizer Holdings, Inc.	1,400	171,710
	Nu Skin Enterprises, Inc. - Class A	4,800	253,584

			425,294

INSURANCE (5.0%)
	Assurant, Inc.	4,600	313,812
	Everest Re Group, Ltd.	1,700	290,105
	The Hartford Financial Services Group, Inc.	12,000	474,960
	Lincoln National Corporation	8,100	443,556
	Unum Group	5,400	180,684

			1,703,117

MATERIALS (2.5%)
	Celanese Corporation - Series A	4,700	276,031
	Reliance Steel & Aluminum Co.	4,000	269,920
	Westlake Chemical Corporation	4,100	289,255

			835,206

MEDIA (1.0%)
	Cablevision Systems Corporation - Class A	18,000	335,160

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES (4.3%)
	Covance Inc. *	3,800	303,620
	Jazz Pharmaceuticals Public Limited Company *	2,500	422,100
	Mylan Inc. *	9,250	495,338
	PerkinElmer, Inc.	5,350	232,297

			1,453,355

The accompanying notes are an integral part of these financial statements

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Thomas White American Opportunities Fund

Industry	Issue	Shares	Value

REITS (6.2%)
	CBL & Associates Properties, Inc.	21,400	$409,382
	Federal Realty Investment Trust	2,150	283,370
	Health Care REIT, Inc.	4,900	348,439
	Host Hotels & Resorts, Inc.	15,000	349,650
	Jones Lang LaSalle Incorporated	2,400	324,504
	LaSalle Hotel Properties	9,400	368,574

			2,083,919

RETAILING (5.5%)
	AutoNation, Inc. *	6,950	397,957
	AutoZone, Inc. *	700	387,464
	Foot Locker, Inc.	10,600	593,706
	Macy’s, Inc.	8,450	488,579

			1,867,706

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.3%)
	Broadcom Corporation - Class A	13,800	577,944
	KLA-Tencor Corporation	4,950	391,792
	ON Semiconductor Corporation *	56,900	471,701

			1,441,437

SOFTWARE & SERVICES (8.4%)
	Cadence Design Systems, Inc. *	17,900	321,305
	DST Systems, Inc.	8,350	804,522
	Fiserv, Inc. *	10,600	736,488
	Global Payments Inc.	2,900	233,450
	SolarWinds, Inc. *	8,400	399,420
	Teradata Corporation *	8,000	338,560

			2,833,745

TECHNOLOGY HARDWARE & EQUIPMENT (3.7%)
	NetApp, Inc.	11,250	481,500
	Riverbed Technology, Inc. *	17,700	336,123
	SanDisk Corporation	4,800	451,872

			1,269,495

TELECOMMUNICATION SERVICES (1.3%)
	Telephone and Data Systems, Inc.	16,800	430,752

TRANSPORTATION (4.0%)
	American Airlines Group Inc.	8,400	347,340
	Delta Air Lines, Inc.	11,400	458,622
	Ryder System, Inc.	6,100	539,667

			1,345,629

UTILITIES (6.7%)
	Ameren Corporation	8,200	347,188
	CMS Energy Corporation	12,850	419,809
	DTE Energy Company	7,000	575,120

The accompanying notes are an integral part of these financial statements

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Investment Portfolio	October 31, 2014

Industry	Issue	Shares	Value

UTILITIES (CONT.)
	Great Plains Energy Incorporated	17,950	$483,394
	National Fuel Gas Company	6,400	443,072

			2,268,583

Total Common Stocks		(Cost $25,344,126)	33,508,338

Total Investments	99.0%	(Cost $25,344,126)	$33,508,338
Other Assets, Less Liabilities:	1.0%		321,877
Total Net Assets:	100.0%		$33,830,215

* Non-Income Producing Securities

Industry classifications shown in the Investment Portfolio are based off of the Global Industry Classification Standard (GICS®). GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

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Thomas White American Opportunities Fund

The following table summarizes the inputs used, as of October 31, 2014, in valuating the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$854,341	$-------	$-------	$854,341
Banks	1,002,858	-------	-------	1,002,858
Capital Goods	2,644,888	-------	-------	2,644,888
Commercial & Professional Services	1,195,524	-------	-------	1,195,524
Consumer Durables & Apparel	1,323,333	-------	-------	1,323,333
Consumer Services	1,287,414	-------	-------	1,287,414
Diversified Financials	1,085,403	-------	-------	1,085,403
Energy	1,327,561	-------	-------	1,327,561
Food & Staples Retailing	384,399	-------	-------	384,399
Food, Beverage & Tobacco	1,187,540	-------	-------	1,187,540
Health Care Equipment & Services	2,921,679	-------	-------	2,921,679
Household & Personal Products	425,294	-------	-------	425,294
Insurance	1,703,117	-------	-------	1,703,117
Materials	835,206	-------	-------	835,206
Media	335,160	-------	-------	335,160
Pharmaceuticals, Biotechnology & Life Sciences	1,453,355	-------	-------	1,453,355
REITS	2,083,919	-------	-------	2,083,919
Retailing	1,867,706	-------	-------	1,867,706
Semiconductors & Semiconductor Equipment	1,441,437	-------	-------	1,441,437
Software & Services	2,833,745	-------	-------	2,833,745
Technology Hardware & Equipment	1,269,495	-------	-------	1,269,495
Telecommunication Services	430,752	-------	-------	430,752
Transportation	1,345,629	-------	-------	1,345,629
Utilities	2,268,583	-------	-------	2,268,583
Total Common Stocks	$33,508,338	$-------	$-------	$33,508,338
Total Investments	$33,508,338	$-------	$-------	$33,508,338

For more information on valuation inputs, please refer to Note 1(A) of the accompanying Notes to Financial Statements.

No transfers in and/or out between Levels 1, 2 or 3 were observed during the reporting period, as compared to their classification from the prior annual report.

The accompanying notes are an integral part of these financial statements

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2014

	International Fund		Emerging Markets Fund		American Opportunities Fund
ASSETS:
Investments in securities at market value[1]	$	835,877,742	$	84,316,174	$	33,508,338
Foreign currency[2]		38,957		15,887		-------
Cash		7,394,707		-------		339,154
Receivables:
Dividends and interest		1,240,640		24,676		11,160
Reclaims		1,781,900		38,701		-------
Fund shares sold		738,697		12,300		21,500
Prepaid expenses		60,167		27,412		1,050
Total assets		847,132,810		84,435,150		33,881,202

LIABILITIES:
Management and administrative fees payable		683,448		46,294		23,361
Compliance fees payable		43,219		4,203		1,631
Payable to trustees		1,314		------		470
Accrued expenses		295,837		56,571		25,525
Payable for fund shares redeemed		1,151,407		------		-------
Distribution fees (See Note 5)		6,734		166		-------
Collateral on loaned securities (See Note 1)[3]		31,534,385		2,327,322		-------
Total liabilities		33,716,344		2,434,556		50,987

Net Assets	$	813,416,466	$	82,000,594	$	33,830,215

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest	$	752,924,443	$	77,222,995	$	25,651,507
Accumulated net investment income (loss)		51		(3,602)		13,476
Accumulated net realized gain (loss)		------		(1,095,027)		1,020
Net unrealized appreciation/depreciation on:
Investments and foreign currency translations		60,627,160		5,877,158		8,164,212
Other assets and liabilities denominated in foreign currency		(135,188)		(930)		-------

Net assets	$	813,416,466	$	82,000,594	$	33,830,215
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2014

	International Fund		Emerging Markets Fund		American Opportunities Fund
INVESTOR CLASS SHARES
Net assets	$	369,098,243	$	5,181,697	$	33,830,215
Shares outstanding[4]		21,769,318		448,690		2,136,283
Net asset value and offering price per share	$	16.95	$	11.55	$	15.84

CLASS I SHARES
Net assets	$	443,396,644	$	76,705,160
Shares outstanding[4]		26,121,085		6,616,775
Net asset value and offering price per share	$	16.97	$	11.59

CLASS A SHARES
Net assets	$	285,347	$	87,195
Shares outstanding[4]		16,866		7,568
Net asset value and offering price per share	$	16.92	$	11.52

Maximum offering price per share	$	17.95	$	12.22

CLASS C SHARES
Net assets	$	636,232	$	26,542
Shares outstanding[4]		37,681		2,308
Net asset value and offering (may be subject to contingent deferred sales charge) price per share	$	16.88	$	11.50

1 Cost Basis of Investments:

International Fund: $775,250,588 including Security Lending collateral of $31,534,385

Emerging Markets Fund: $78,439,088 including Security Lending collateral of $2,327,322

American Opportunities Fund: $25,344,126

2 Cost Basis of Cash denominated in foreign currencies: International Fund: $38,951 Emerging Markets Fund: $15,815
3 Value of securities out on loan at 10/31/2014: International Fund: $30,999,847 Emerging Markets Fund: $2,146,160
4 There are an unlimited number of $.01 par value shares of beneficial interest authorized.
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Operations

Year Ended October 31, 2014

	International Fund		Emerging Markets Fund		American Opportunities Fund
INVESTMENT INCOME
Income:
Dividends[1]	$	22,704,415	$	1,693,633	$	538,727
Interest		5		161		-------
Securities lending income (Note 1)		26,332		17,138		-------
Total investment income		22,730,752		1,710,932		538,727
Expenses:
Investment management fees (Note 4)		7,462,404		634,255		270,735
Business management fees (Note 4)		307,276		26,116		11,148
Accounting and administration fees		439,265		46,318		19,907
Custodian fees		249,629		63,105		7,307
Transfer agent fees		194,589		56,816		14,910
Trustees’ fees and expenses		93,367		6,253		3,009
Audit fees and expenses		8,797		7,275		5,026
Registration fees		81,030		57,438		15,585
Printing expenses		101,698		6,777		4,726
Legal fees and expenses		149,815		10,666		4,774
Distribution expense (Note 5):
Class A Shares		676		214		-------
Class C Shares		6,345		21		-------
Administrative Service Fee:
Investor Class Shares		905,324		1,390		2,835
Class A Shares		290		167		-------
Other expenses		117,560		22,129		5,347
Total expenses		10,118,065		938,940		365,309
Reimbursement/Recoupment from Investment Manager (Note 4)		(396,613)		(109,164)		30,325
Net expenses		9,721,452		829,776		395,634
Net Investment income		13,009,300		881,156		143,093

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments & foreign currency transactions		58,838,488		140,785		2,872,207
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions		(96,645,567)		260,106		1,459,703
Net gain (loss) on investments		(37,807,079)		400,891		4,331,910
Net increase (decrease) in net assets from operations	$	(24,797,779)	$	1,282,047	$	4,475,003
1 Net of foreign taxes withheld of: International Fund: $2,827,839 Emerging Markets Fund: $223,152 American Opportunities Fund: $180
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	International Fund
		Year Ended October 31, 2014		Year Ended October 31, 2013
Change in net assets from operations:
Net investment income	$	13,009,300	$	11,550,679
Net realized gain on investments		58,838,488		39,598,624
Net unrealized appreciation / depreciation on investments and foreign currency transactions		(96,645,567)		69,396,131
Net increase (decrease) in net assets from operations		(24,797,779)		120,545,434
Distribution to Investor Class Shareholders:
From net investment income		(5,185,754)		(4,948,622)
From return of captial		-------		(102,800)
From realized gain		(26,486,414)		-------
Distribution to Class I Shareholders:
From net investment income		(7,460,753)		(6,094,926)
From return of captial		-------		(64,920)
From realized gain		(32,452,160)		-------
Distribution to Class A Shareholders:
From net investment income		(3,338)		(2,651)
From return of captial		-------		(20)
From realized gain		(18,629)		-------
Distribution to Class C Shareholders:
From net investment income		(4,003)		(4,661)
From return of captial		-------		(64)
From realized gain		(45,015)		-------
Total distributions		(71,656,066)		(11,218,664)
Fund share transactions (Note 3)		22,039,588		131,784,014
Total increase (decrease)		(74,414,257)		241,110,784
Net assets:
Beginning of period		887,830,723		646,719,939
End of period	$	813,416,466	$	887,830,723
Undistributed net investment income	$	51	$	51
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	Emerging Markets Fund
		Year Ended October 31, 2014		Year Ended October 31, 2013
Change in net assets from operations:
Net investment income	$	881,156	$	385,239
Net realized gain (loss) on investments		140,785		(224,884)
Net unrealized appreciation / depreciation on investments and foreign currency transactions		260,106		1,951,535
Net increase in net assets from operations		1,282,047		2,111,890
Distribution to Investor Class Shareholders:
From net investment income		(52,666)		(44,396)
Distribution to Class I Shareholders:
From net investment income		(797,544)		(278,688)
Distribution to Class A Shareholders:
From net investment income		(595)		(660)
Distribution to Class C Shareholders:
From net investment income		(257)		-------
Total distributions		(851,062)		(323,744)
Fund share transactions (Note 3)		41,045,864		8,176,723
Total increase		41,476,849		9,964,869
Net assets:
Beginning of period		40,523,745		30,558,876
End of period	$	82,000,594	$	40,523,745
Undistributed net investment income (loss)	$	(3,602)	$	6,237
The accompanying notes are an integral part of these financial statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	American Opportunities Fund
		Year Ended October 31, 2014		Year Ended October 31, 2013
Change in net assets from operations:
Net investment income	$	143,093	$	195,509
Net realized gain on investments		2,872,207		3,144,515
Net unrealized appreciation / depreciation on investments		1,459,703		3,171,866
Net increase in net assets from operations		4,475,003		6,511,890
Distribution to Investor Class Shareholders:
From net investment income		(127,501)		(162,812)
From return of captial		-------		(13,242)
From realized gain		(2,899,401)		(3,181,926)
Total distributions		(3,026,902)		(3,357,980)
Fund share transactions (Note 3)		3,243,676		3,114,809
Total increase		4,691,777		6,268,719
Net assets:
Beginning of period		29,138,438		22,869,719
End of period	$	33,830,215	$	29,138,438
Undistributed net investment income	$	13,476	$	31,341
The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements Year Ended October 31, 2014

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of shares (collectively referred to as the “Funds”) - the Thomas White International Fund (the “International Fund”), which commenced operations with the sale of Investor Class shares on June 28, 1994 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; the Thomas White Emerging Markets Fund (the “Emerging Markets Fund”), which commenced operations with the sale of Investor Class shares on June 28, 2010 and the sale of Class I shares, Class A shares and Class C shares on August 31, 2012; and the Thomas White American Opportunities Fund (the “American Opportunities Fund”), which commenced operations with the sale of Investor Class shares on March 4, 1999. The Class A shares and Class C shares are subject to a distribution and service (12b-1) fee of 0.25% and 1.00%, respectively. Class A shares have a maximum front-end sales charge of 5.75% that is included in the offering price of the Class A shares. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within 12 months of purchase. The investment objective of each Fund is to seek long-term capital growth. The International Fund invests in equity securities of companies located in the world’s developed countries outside of the U.S. The Emerging Markets Fund invests in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The following is a summary of significant accounting policies followed in the preparation of the Trust’s financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. NASDAQ National Market securities are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and ask price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. As of October 31, 2014, all securities within each Fund’s portfolio were valued at the last reported sales price on the principal exchange on which the securities are traded and adjusted by a fair value factor when necessary and as further described below. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term investments are valued at original cost, which combined with accrued interest, approximates market value.

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Notes to Financial Statements Year Ended October 31, 2014

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A three-tiered fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of a Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

(B) MULTI-CLASS OPERATIONS AND ALLOCATIONS

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and administrative services fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class within each specific Fund.

(C) MARKET RISK

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and securities of the U.S. government.

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Notes to Financial Statements Year Ended October 31, 2014

(D) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translation includes changes in the value of assets and liabilities resulting from exchange rates.

(E) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

All open tax years and major jurisdictions have been reviewed for the Funds and, based on this review, there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of October 31, 2014, open Federal tax years include the tax years ended October 31, 2011 through 2014. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds accrue for such material foreign taxes on net realized and unrealized gains at the appropriate rate for each country. Based on rates ranging from approximately 10% to 15% there were no material accruals at year end.

(F) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported

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Notes to Financial Statements Year Ended October 31, 2014

amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

The Funds are investment companies and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

(H) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may do so more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(I) SECURITIES LENDING

The Funds may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash, cash equivalents, or other securities as collateral. Initial collateral levels shall not be less than 102% of the market value of the borrowed securities (105% if the collateral and the borrowed securities are denominated in different currencies). Marking to market is performed every business day (subject to de minimis rules of change in market value) for each Fund and each borrower is required to deliver additional collateral when necessary so that the total collateral held in the account for all loans of the Fund to the borrower will not be less than 100% of the market value of all the borrowed securities loaned to the borrower by the Fund. Any cash, cash equivalents, or other securities received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. The collateral is invested in the Northern Institutional

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Notes to Financial Statements Year Ended October 31, 2014

Liquid Asset Portfolio (an open-end regulated investment company) and U.S. Treasury Notes which are shown on the investment portfolios for the International Fund and Emerging Markets Fund. The collateral is reflected in the Funds’ statements of assets and liabilities in the line item labeled “Investments in securities at market value.” A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Funds, 50% is paid to the securities lending agent for the International Fund and Emerging Markets Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the statement of operations as securities lending income. The value of loaned securities and related collateral outstanding at October 31, 2014 are as follows:

Fund	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$30,999,847	$31,534,385

Thomas White Emerging Markets Fund	$2,146,160	$2,327,322

The International Fund and the Emerging Markets Fund have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Fund	Net Interest Earned
Thomas White International Fund	$26,332

Thomas White Emerging Markets Fund	$17,138

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

(J) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund Investor Class and Class I shares charged $16,220 and $18,726, respectively, and the Emerging Markets Fund Investor Class shares charged $4 in redemption fees for the year ended October 31, 2014, which were included in net capital paid.

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Notes to Financial Statements Year Ended October 31, 2014

NOTE 2. SIGNIFICANT SHAREHOLDER

The following table indicates the number of shareholders who held a significant portion of the shares of each Class’s outstanding shares as of October 31, 2014. Investment activities of these shareholders could have a material effect on each Fund.

Fund	Share Class	Number of Shareholders	% Held
International Fund	Class A	2	31.5%

International Fund	Class C	2	25.6%

Emerging Markets Fund	Investor Class	3	85.3%	*

Emerging Markets Fund	Class I	3	53.8%

Emerging Markets Fund	Class A	2	89.6%

American Opportunities Fund	Investor Class	3	76.8%

*	55.2% is held by the Advisor, Thomas White International, Ltd.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of October 31, 2014, there were an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

International Fund
	Year Ended October 31, 2014			Year Ended October 31, 2013
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	5,332,365	$	102,797,063	11,310,420	$	204,974,690
Shares issued on reinvestment of dividends & distributions	1,904,440		31,213,764	259,122		4,975,151
Shares redeemed	(8,092,455)		(154,739,665)	(21,580,049)		(380,535,563)
Net decrease	(855,650)	$	(20,728,838)	(10,010,507)	$	(170,585,722)
Shares outstanding:
Beginning of year	22,624,968			32,635,475
End of year	21,769,318			22,624,968

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Notes to Financial Statements Year Ended October 31, 2014

	Year Ended October 31, 2014			Year Ended October 31, 2013
	Class I			Class I
	Shares		Amount	Shares		Amount
Shares sold	5,614,851	$	107,320,709	19,661,197	$	347,492,852
Shares issued on reinvestment of dividends & distributions	1,703,838		27,959,988	216,136		4,154,139
Shares redeemed	(4,845,926)		(92,753,769)	(2,667,749)		(50,025,191)
Net increase	2,472,763	$	42,526,928	17,209,584	$	301,621,800
Shares outstanding:
Beginning of year	23,648,322			6,438,738
End of year	26,121,085			23,648,322

	Year Ended October 31, 2014			Year Ended October 31, 2013
	Class A			Class A
	Shares		Amount	Shares		Amount
Shares sold	6,845	$	126,254	11,415	$	208,761
Shares issued on reinvestment of dividends & distributions	988		16,174	128		2,445
Shares redeemed	(2,504)		(48,469)	(37)		(679)
Net increase	5,329	$	93,959	11,506	$	210,527
Shares outstanding:
Beginning of year	11,537			31
End of year	16,866			11,537

	Year Ended October 31, 2014			Year Ended October 31, 2013
	Class C			Class C
	Shares		Amount	Shares		Amount
Shares sold	12,673	$	239,051	29,233	$	532,900
Shares issued on reinvestment of dividends & distributions	2,606		42,561	240		4,588
Shares redeemed	(7,098)		(134,073)	(4)		(79)
Net increase	8,181	$	147,539	29,469	$	537,409
Shares outstanding:
Beginning of year	29,500			31
End of year	37,681			29,500

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Notes to Financial Statements Year Ended October 31, 2014

Emerging Markets Fund
	Year Ended October 31, 2014			Year Ended October 31, 2013
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	16,709	$	188,666	82,185	$	978,349
Shares issued on reinvestment of dividends & distributions	3,929		43,767	3,195		37,701
Shares redeemed	(58,689)		(670,457)	(2,239,190)		(25,235,525)
Net decrease	(38,051)	$	(438,024)	(2,153,810)	$	(24,219,475)
Shares outstanding:
Beginning of year	486,741			2,640,551
End of year	448,690			486,741

	Year Ended October 31, 2014			Year Ended October 31, 2013
	Class I			Class I
	Shares		Amount	Shares		Amount
Shares sold	4,273,882	$	48,505,534	2,946,678	$	33,180,262
Shares issued on reinvestment of dividends & distributions	61,716		689,980	23,598		278,688
Shares redeemed	(679,382)		(7,737,817)	(95,008)		(1,149,146)
Net increase	3,656,216	$	41,457,697	2,875,268	$	32,309,804
Shares outstanding:
Beginning of year	2,960,559			85,291
End of year	6,616,775			2,960,559

	Year Ended October 31, 2014			Year Ended October 31, 2013
	Class A			Class A
	Shares		Amount	Shares		Amount
Shares sold	1	$	9	7,441	$	85,913
Shares issued on reinvestment of dividends & distributions	39		440	41		487
Shares redeemed	(1)		(12)	0 ^		(3)
Net increase	39	$	437	7,482	$	86,397
Shares outstanding:
Beginning of year	7,529			47
End of year	7,568			7,529
^ amount is less than 1 share.

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Notes to Financial Statements Year Ended October 31, 2014

	Year Ended October 31, 2014				Year Ended October 31, 2013
	Class C				Class C
	Shares			Amount	Shares			Amount
Shares sold	2,238		$	25,500	-------		$	-------
Shares issued on reinvestment of dividends & distributions	23			257	-------			-------
Shares redeemed	0	^		(3)	0	^		(3)
Net increase (decrease)	2,261		$	25,754	0	^	$	(3)
Shares outstanding:
Beginning of year	47				47
End of year	2,308				47
^ amount is less than 1 share.

American Opportunities
	Year Ended October 31, 2014			Year Ended October 31, 2013
	Investor Class			Investor Class
	Shares		Amount	Shares		Amount
Shares sold	39,981	$	663,261	10,427	$	159,903
Shares issued on reinvestment of dividends & distributions	185,905		2,851,782	207,041		3,138,748
Shares redeemed	(16,666)		(271,367)	(12,298)		(183,842)
Net increase	209,220	$	3,243,676	205,170	$	3,114,809
Shares outstanding:
Beginning of year	1,927,063			1,721,893
End of year	2,136,283			1,927,063

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 0.85% of the Fund’s average daily net assets annually. For the year ended October 31, 2014, the International Fund, Emerging Markets Fund and American Opportunities Fund paid the Advisor $7,462,404, $634,255, and $270,735, respectively, in investment management fees.

During the year ended October 31, 2014, the Advisor has contractually agreed to reimburse its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

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Notes to Financial Statements Year Ended October 31, 2014

	Investor Class	Class I	Class A	Class C
International Fund	1.24%	0.99%	1.49%	1.99%
Emerging Markets Fund	1.34%	1.09%	1.59%	2.09%
American Opportunities Fund	1.34%	n/a	n/a	n/a

These agreements to reimburse fees renew automatically unless the Advisor gives written notice to end them.

The Advisor may recoup any waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to exceed existing expense limitations or the expense limitation in effect at the time the expense was waived and the reimbursement is made within three years after the year in which the Advisor incurred the expense. For the year ended October 31, 2014, the Advisor recouped the following amounts:

Fund	Share Class	Recoupment Amount
Emerging Markets Fund	Investor Class	$2,622
American Opportunities Fund	Investor Class	$30,325

As of October 31, 2014, the International and Emerging Markets Funds had the following amounts (and year of expiration) subject to repayment to the Advisor:

Fund	Share Class	Year Fees Waived	Repayment Expires	Balance
International Fund	Investor Class	2012	2015	$352,201
International Fund	Investor Class	2013	2016	$304,097
International Fund	Investor Class	2014	2017	$119,375
International Fund	Class I	2012	2015	$70,702
International Fund	Class I	2013	2016	$352,884
International Fund	Class I	2014	2017	$276,870
International Fund	Class C	2013	2016	$316
International Fund	Class C	2014	2017	$368
Emerging Markets Fund	Investor Class	2012	2015	$144,622
Emerging Markets Fund	Investor Class	2013	2016	$16,309
Emerging Markets Fund	Class I	2012	2015	$896
Emerging Markets Fund	Class I	2013	2016	$157,801
Emerging Markets Fund	Class I	2014	2017	$111,683
Emerging Markets Fund	Class A	2012	2015	$1
Emerging Markets Fund	Class A	2013	2016	$36
Emerging Markets Fund	Class A	2014	2017	$100
Emerging Markets Fund	Class C	2012	2015	$1
Emerging Markets Fund	Class C	2013	2016	$1
Emerging Markets Fund	Class C	2014	2017	$3

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Notes to Financial Statements Year Ended October 31, 2014

The Funds and U.S. Bancorp Fund Services, LLC (the “Administrator”) are parties to a Fund Administration Servicing Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement.

The Advisor and the Funds have adopted a Business Management Agreement under which the Advisor provides certain business management services to the Funds, including, without limitation, monitoring of the Funds’ relationships with third-party service providers and assisting with necessary and appropriate services to the Board of the Trust. For these services, the Advisor is entitled to receive a fee from each Fund at a rate of 0.035% of the Fund’s average daily net assets. For the year ended October 31, 2014, for the services provided under the Business Management Agreement, the International Fund, Emerging Markets Fund, and American Opportunities Fund paid the Advisor $307,276, $26,116, and $11,148, respectively.

The Funds have adopted an Administrative Services Plan pursuant to which the Class A shares and Investor Class shares are authorized to make payments to certain entities, which may include banks, broker-dealers and other types of service providers, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. Under the terms of the Administrative Services Plan, Class A shares and Investor Class shares are authorized to make payments up to a maximum rate of 0.25% of the average daily net assets of the shares attributable to or held in the name of the service provider for providing the types of applicable administrative services covered under the terms of the Plan.

NOTE 5. SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The International Fund and Emerging Markets Fund have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the International Fund and Emerging Markets Fund to compensate the Distributor for the costs incurred in distributing the Funds’ Class A shares and Class C shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of each share Class. For the year ended October 31, 2014, fees incurred by the International Fund pursuant to the Plan were $676 for Class A and $6,345 for Class C shares. For the year ended October 31, 2014, fees incurred by the Emerging Markets Fund were $214 for Class A and $21 for Class C shares.

NOTE 6. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust is the custodian for the International Fund and Emerging Markets Fund. U.S. Bank is the custodian for the American Opportunities Fund. Northern Trust bills the International Fund and the Emerging Markets Fund quarterly based on the value of their holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

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Notes to Financial Statements Year Ended October 31, 2014

Transfer Agent - U.S. Bancorp also serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

NOTE 7. INVESTMENT TRANSACTIONS

During the year ended October 31, 2014, the cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were as follows:

Fund	Purchases	Sales
International Fund	$530,227,827	$558,608,753

Emerging Markets Fund	86,828,374	46,185,005

American Opportunities Fund	10,099,197	9,980,076

The International Fund, Emerging Markets Fund and American Opportunities Fund did not purchase or sell long-term U.S. Government securities during the year ended October 31, 2014.

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
International Fund	$775,250,588	$113,092,802	$(52,465,648)	$60,627,154

Emerging Markets Fund	78,479,084	10,213,257	(4,376,167)	5,837,090

American Opportunities Fund	25,333,502	8,644,214	(469,378)	8,174,836

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for passive foreign investment companies and losses deferred due to wash sales. Permanent differences, primarily due to reclassification of REIT income, resulted in reclassifications among the Funds’ components of net assets at October 31, 2014, the Funds’ tax year-end. For the International Fund, permanent differences resulted in reclassification of ($355,452) in undistributed net investment loss, $389,049 in accumulated net realized gain and ($33,597) in paid in capital. For the Emerging Markets Fund, permanent differences resulted in reclassification of ($39,933) in undistributed net investment income/(loss), $108,397 in accumulated net realized gain/(loss) and ($68,464) in paid in capital.

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Notes to Financial Statements Year Ended October 31, 2014

For the American Opportunities Fund, permanent differences resulted in reclassification of ($33,457) in undistributed net investment loss, $28,214 in accumulated net realized gain and $5,243 in paid in capital.

Fund	Undistributed Ordinary Income	Undistributed Long-term Gains	Net Unrealized Appreciation	Other Accumulated Losses	Total Distributable Earnings
International Fund	$-------	$-------	$60,627,154	$(135,131)	$60,492,023

Emerging Markets Fund	-------	-------	5,837,090	(1,059,491)	4,777,599

American Opportunities Fund	-------	3,872	8,174,836	-------	8,178,708

During the year ended October 31, 2014, the International Fund utilized $181,740 in capital loss carryovers. During the year ended October 31, 2014, the Emerging Markets Fund utilized $197,740 in Post RIC Modernization Act carryovers.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, the Emerging Markets Fund had $1,055,031 in short-term capital loss carry forwards with no expiration.

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Notes to Financial Statements Year Ended October 31, 2014

The tax character of distributions paid during the periods shown below were as follows:

	Year Ended October 31, 2014				Year Ended October 31, 2013
	Ordinary Income	Return of Capital	Long-Term Capital Gains	Total Distributions	Ordinary Income	Return of Capital	Long-Term Capital Gains	Total Distributions
International Fund	$12,662,561	$-------	$58,993,505	$71,656,066	$11,050,860	$167,804	$-------	$11,218,664

Emerging Markets Fund	851,062	-------	-------	851,062	323,744	-------	-------	323,744

American Opportunities Fund	126,855	-------	2,900,047	3,026,902	162,812	13,242	3,181,926	3,357,980

NOTE 8. SUBSEQUENT EVENTS

In preparing these financial statements, the Trust has evaluated events after October 31, 2014 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

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Year Ended October 31, 2014

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Investor Class
		Year Ended October 31, 2014		Year Ended October 31, 2013			Year Ended October 31, 2012^			Year Ended October 31, 2011		Year Ended October 31, 2010
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	19.16	$	16.55		$	15.55		$	16.75	$	14.50

Income from investment operations:
Net investment income [1]		0.26		0.26			0.31			0.29		0.20
Net realized and unrealized gains/(losses)		(0.89)		2.57			0.97			(1.20)		2.25
Total from investment operations		(0.63)		2.83			1.28			(0.91)		2.45

Distributions:
From net investment income		(0.26)		(0.22)			(0.28)			(0.29)		(0.20)
From net realized gains		(1.32)		—			—			—		—
Tax return of capital		—		(0.00	) [2]		—			—		—
Total Distributions		(1.58)		(0.22)			(0.28)			(0.29)		(0.20)
Change in net asset value for the year		(2.21)		2.61			1.00			(1.20)		2.25
Net asset value, end of year	$	16.95	$	19.16		$	16.55		$	15.55	$	16.75
Total Return		(3.00)%		17.13%			8.25%			(5.42)%		16.88%

Ratios/supplemental data
Net assets, end of year (000)	$	369,098	$	433,483		$	540,118		$	478,255	$	484,822

Ratio to average net assets:
Expenses (net of reimbursement)		1.24%		1.24%			1.31%	[3]		1.34%		1.38%
Expenses (prior to reimbursement)		1.27%		1.31%			1.37%	[3]		1.34%		1.38%
Net investment income (net of reimbursement)		1.36%		1.43%			1.94%	[3]		1.70%		1.31%
Net investment income (prior to reimbursement)		1.33%		1.36%			1.88%	[3]		1.70%		1.31%
Portfolio turnover rate [4]		62%		42%			66%			41%		44%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(2)	Amount is less than $0.005.

(3)	Effective August 31, 2012, the expense cap was decreased from 1.40% to 1.24%.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2014

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Class I
	Year Ended October 31, 2014		Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	19.18	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.30		0.29			0.07
Net realized and unrealized gains/(losses)		(0.89)		2.59			0.55
Total from investment operations		(0.59)		2.88			0.62

Distributions:
From net investment income		(0.30)		(0.26)			(0.29)
From net realized gains		(1.32)		—			—
Tax return of capital		—		(0.00	) [2]		—
Total Distributions		(1.62)		(0.26)			(0.29)
Change in net asset value for the period		(2.21)		2.62			0.33
Net asset value, end of period	$	16.97	$	19.18		$	16.56
Total return		(2.76)%		17.40%			3.83%	[3]

Ratios/supplemental data
Net assets, end of period (000)	$	443,397	$	453,564		$	106,601

Ratio to average net assets:
Expenses (net of reimbursement)		0.99%		0.99%			0.99%	[4]
Expenses (prior to reimbursement)		1.05%		1.11%			1.45%	[4]
Net investment income (net of reimbursement)		1.59%		1.62%			2.47%	[4]
Net investment income (prior to reimbursement)		1.53%		1.50%			2.01%	[4]
Portfolio turnover rate [5]		62%		42%			66%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2014

Thomas White International Fund - Class A
	Year Ended October 31, 2014		Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	19.13	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.23		0.24			0.06
Net realized and unrealized gains/(losses)		(0.88)		2.56			0.56
Total from investment operations		(0.65)		2.80			0.62

Distributions:
From net investment income		(0.24)		(0.23)			(0.29)
From net realized gains		(1.32)		—			—
Tax return of capital		—		(0.00)	[2]		—
Total Distributions		(1.56)		(0.23)			(0.29)
Change in net asset value for the period		(2.21)		2.57			0.33
Net asset value, end of period	$	16.92	$	19.13		$	16.56
Total Return +		(3.13)%		16.93%			3.80%	[3]

Ratios/supplemental data
Net assets, end of period	$	285,347	$	220,660		$	519

Ratio to average net assets:
Expenses (net of reimbursement)		1.41%		1.44%			1.49%	[4]
Expenses (prior to reimbursement)		1.41%		1.44%			1.66%	[4]
Net investment income (net of reimbursement)		1.23%		1.34%			1.99%	[4]
Net investment income (prior to reimbursement)		1.23%		1.34%			1.82%	[4]
Portfolio turnover rate [5]		62%		42%			66%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2014

FINANCIAL HIGHLIGHTS

Thomas White International Fund - Class C
	Year Ended October 31, 2014		Year Ended October 31, 2013			August 31, 2012^ through October 31, 2012
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	19.09	$	16.56		$	16.23

Income from investment operations:
Net investment income [1]		0.11		0.11			0.06
Net realized and unrealized gains/(losses)		(0.88)		2.58			0.54
Total from investment operations		(0.77)		2.69			0.60

Distributions:
From net investment income		(0.12)		(0.16)			(0.27)
From net realized gains		(1.32)		—			—
Tax return of capital		—		(0.00)	[2]		—
Total Distributions		(1.44)		(0.16)			(0.27)
Change in net asset value for the period		(2.21)		2.53			0.33
Net asset value, end of period	$	16.88	$	19.09		$	16.56
Total Return +		(3.78)%		16.25%			3.68%	[3]

Ratios/supplemental data
Net assets, end of period	$	636,232	$	563,144		$	518

Ratio to average net assets:
Expenses (net of reimbursement)		1.99%		1.99%			1.99%	[4]
Expenses (prior to reimbursement)		2.05%		2.10%			2.16%	[4]
Net investment income (net of reimbursement)		0.59%		0.62%			1.47%	[4]
Net investment income (prior to reimbursement)		0.53%		0.51%			1.30%	[4]
Portfolio turnover rate [5]		62%		42%			66%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Amount is less than $0.005

(3)	Not annualized.

(4)	Annualized.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2014

Thomas White Emerging Markets Fund - Investor Class
	Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012^			Year Ended October 31, 2011		June 28, 2010* through October 31st, 2010
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.72	$	11.21	$	10.62		$	12.05	$	10.00

Income from investment operations:
Net investment income [1]		0.13		0.13		0.18			0.17		0.02
Net realized and unrealized gains/(losses)		(0.18)		0.47		0.58			(1.41)		2.05
Total from investment operations		(0.05)		0.60		0.76			(1.24)		2.07

Distributions:
From net investment income		(0.12)		(0.09)		(0.17)			(0.17)		(0.02)
From net realized gains		—		—		—			(0.02)		—
Total Distributions		(0.12)		(0.09)		(0.17)			(0.19)		(0.02)
Change in net asset value for the period		(0.17)		0.51		0.59			(1.43)		2.05
Net asset value, end of period	$	11.55	$	11.72	$	11.21		$	10.62	$	12.05
Total Return		(0.40)%		5.36%		7.21%			(10.26)%		20.71%	[2]

Ratios/supplemental data
Net assets, end of period (000)	$	5,182	$	5,703	$	29,602		$	28,377	$	28,199

Ratio to average net assets:
Expenses (net of reimbursement/recoupment)		1.34%		1.34%		1.47%	[4]		1.50%		1.50%	[3]
Expenses (prior to reimbursement/recoupment)		1.29%		1.63%		1.97%	[4]		1.84%		1.72%	[3]
Net investment income (net of reimbursement/recoupment)		1.16%		1.14%		1.61%	[4]		1.43%		0.57%	[3]
Net investment income (prior to reimbursement/recoupment)		1.21%		0.85%		1.11%	[4]		1.10%		0.36%	[3]
Portfolio turnover rate [5]		64%		54%		54%			33%		4%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

*	Commencement of operations.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Effective August 31, 2012, the expense cap was decreased from 1.50% to 1.34%.

(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2014

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Class I
	Year Ended October 31, 2014		Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.73	$	11.21	$	10.80

Income from investment operations:
Net investment income [1]		0.14		0.13		0.04
Net realized and unrealized gains/(losses)		(0.16)		0.48		0.55
Total from investment operations		(0.02)		0.61		0.59
Distributions from net investment income		(0.12)		(0.09)		(0.18)
Change in net asset value for the period		(0.14)		0.52		0.41
Net asset value, end of period	$	11.59	$	11.73	$	11.21
Total Return		(0.12)%		5.48%		5.47%	[2]

Ratios/supplemental data
Net assets, end of period (000)	$	76,705	$	34,733	$	956

Ratio to average net assets:
Expenses (net of reimbursement)		1.09%		1.09%		1.09%	[3]
Expenses (prior to reimbursement)		1.25%		1.66%		3.31%	[3]
Net investment income (net of reimbursement)		1.18%		1.15%		1.68%	[3]
Net investment income (loss) (prior to reimbursement)		1.02%		0.58%		(0.54)%	[3]
Portfolio turnover rate [4]		64%		54%		54%

^	On August 31, 2012, Class I shares became effective.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2014

Thomas White Emerging Markets Fund - Class A
	Year Ended October 31, 2014		Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.68	$	11.20	$	10.80

Income from investment operations:
Net investment income [1]		0.08		0.10		0.03
Net realized and unrealized gains/(losses)		(0.16)		0.47		0.55
Total from investment operations		(0.08)		0.57		0.58
Distributions from net investment income		(0.08)		(0.09)		(0.18)
Change in net asset value for the period		(0.16)		0.48		0.40
Net asset value, end of period	$	11.52	$	11.68	$	11.20
Total Return +		(0.67)%		5.07%		5.35%	[2]

Ratios/supplemental data
Net assets, end of period	$	87,195	$	87,911	$	527

Ratio to average net assets:
Expenses (net of reimbursement)		1.59%		1.59%		1.59%	[3]
Expenses (prior to reimbursement)		1.71%		1.77%		2.32%	[3]
Net investment income (net of reimbursement)		0.74%		0.89%		1.19%	[3]
Net investment income (prior to reimbursement)		0.62%		0.71%		0.46%	[3]
Portfolio turnover rate [4]		64%		54%		54%

^	On August 31, 2012, Class A shares became effective.

+	Total return does not reflect any sales charge for Class A shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2014

FINANCIAL HIGHLIGHTS

Thomas White Emerging Markets Fund - Class C
	Year Ended October 31, 2014		Year Ended October 31, 2013		August 31, 2012^ through October 31, 2012

Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	11.72	$	11.21	$	10.80

Income from investment operations:
Net investment income [1]		0.02		0.03		0.02
Net realized and unrealized gains/(losses)		(0.13)		0.48		0.55
Total from investment operations		(0.11)		0.51		0.57
Distributions from net investment income		(0.11)		—		(0.16)
Change in net asset value for the period		(0.22)		0.51		0.41
Net asset value, end of period	$	11.50	$	11.72	$	11.21
Total Return +		(0.88)%		4.55%		5.32%	[2]

Ratios/supplemental data
Net assets, end of period	$	26,542	$	547	$	526

Ratio to average net assets:
Expenses (net of reimbursement)		2.09%		2.09%		2.09%	[3]
Expenses (prior to reimbursement)		2.25%		2.29%		2.85%	[3]
Net investment income (net of reimbursement)		0.18%		0.23%		0.67%	[3]
Net investment income (prior to reimbursement)		0.02%		0.03%		(0.09)%	[3]
Portfolio turnover rate [4]		64%		54%		54%

^	On August 31, 2012, Class C shares became effective.

+	Total return does not reflect any deferred sales charge for Class C shares.

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2)	Not annualized.

(3)	Annualized.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements

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Year Ended October 31, 2014

Thomas White American Opportunities Fund - Investor Class
	Year Ended October 31, 2014		Year Ended October 31, 2013		Year Ended October 31, 2012 ^			Year Ended October 31, 2011		Year Ended October 31, 2010
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	15.12	$	13.28	$	12.81		$	12.53	$	10.25

Income from investment operations:
Net investment income		0.07 [2]		0.11		0.11			0.13		0.09
Net realized and unrealized gains		2.21		3.68		0.94			0.78		2.28
Total from investment operations		2.28		3.79		1.05			0.91		2.37

Distributions:
From net investment income		(0.07)		(0.09)		(0.09)			(0.13)		(0.09)
From net realized gains		(1.49)		(1.85)		(0.49)			(0.50)		—
Tax return of capital		—		(0.01)		—			—		—
Total Distributions		(1.56)		(1.95)		(0.58)			(0.63)		(0.09)
Change in net asset value for the year		0.72		1.84		0.47			0.28		2.28
Net asset value, end of year	$	15.84	$	15.12	$	13.28		$	12.81	$	12.53
Total Return		15.38%		28.52%		8.21%			7.36%		23.13%

Ratios/supplemental data
Net assets, end of year (000)	$	33,830	$	29,138	$	22,870		$	21,072	$	21,547

Ratio to average net assets:
Expenses (net of reimbursement/recoupment)		1.24%		1.34%		1.35%	[1]		1.35%		1.35%
Expenses (prior to reimbursement/recoupment)		1.15%		1.31%		1.50%	[1]		1.39%		1.57%
Net investment income (net of reimbursement/recoupment)		0.45%		0.75%		0.73%	[1]		1.02%		0.75%
Net investment income (prior to reimbursement/recoupment)		0.54%		0.78%		0.58%	[1]		0.97%		0.53%
Portfolio turnover rate		32%		60%		44%			66%		53%

^	On August 31, 2012, the initial class of shares was renamed the Investor Class.

(1)	Effective August 31, 2012, the expense cap was decreased from 1.35% to 1.34%.

(2)	Per share net investment income was calculated prior to tax adjustments.

The accompanying notes are an integral part of these financial statements

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Report of Independent Registered Public Accounting Firm

To the Board of Trutees and Shareholders Lord Asset Management Trust

We have audited the accompanying statements of assets and liabilities of Thomas White International Fund, Thomas White Emerging Markets Fund, and Thomas White American Opportunities Fund (the “Funds”), each a series of Lord Asset Management Trust, including the investment portfolios, as of October 31, 2014, and the related statements of operations, the statements of changes in net assets, and the financial highlights for year ended October 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statements of changes in net assets for the year ended October 31, 2013, and the financial highlights for each of the four years in the period ended October 31, 2013, and in their report, dated December 27, 2013, they expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds, as of October 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the year ended October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 29, 2014

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Tax Information (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2014 as follows:

	Foreign Dividend Income	Foreign Taxes Paid	Foreign Taxes Paid per share
International Fund	$25,607,098	$2,829,450	$0.0590

Emerging Markets Fund	$1,857,571	$218,749	$0.0309

QUALIFYING DIVIDEND INCOME

For the International Fund, 100% of the income dividend is qualified. For the Emerging Markets Fund, 82% of the income dividend is qualified. For the American Opportunities Fund, 100% of the income dividend is qualified.

ORDINARY INCOME DIVIDEND AND FOREIGN TAX CREDIT

The International Fund and the Emerging Markets Fund have made an election under Section 853 of the Internal Revenue Code to provide to their shareholders the benefit of foreign tax credits in the per share amount designated below. Therefore, shareholders who must file a U.S. Federal Income tax return will be entitled to a foreign tax credit or an itemized deduction in an amount equal to $0.0505 per share of the International Fund and $0.0299 per share of Emerging Markets Fund for each share owned on October 28, 2014, in computing their tax liability. It is generally more advantageous to claim a credit than a deduction.

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THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Funds you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2014 through October 31, 2014 for the Funds’ Investor Class, Class I, Class A and Class C shares, as applicable.

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 fee annually in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or purchase payments or contingent deferred sales charges on redemptions, if any, or redemption fees. Therefore the sixth column of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

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THOMAS WHITE FUNDS

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio*	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period	Ending Account Value October 31, 2014	Expenses Paid During Period
International Fund
Investor Class Shares	1.24%	$1,000.00	$960.50	$6.13	$1,018.95	$6.31
Class I Shares	0.99%	$1,000.00	$960.90	$4.89	$1,020.21	$5.04
Class A Shares	1.42%	$1,000.00	$959.70	$7.01	$1,018.05	$7.22
Class C Shares	1.99%	$1,000.00	$955.60	$9.81	$1,015.17	$10.11
Emerging Markets Fund
Investor Class Shares	1.34%	$1,000.00	$1,045.90	$6.91	$1,018.45	$6.82
Class I Shares	1.09%	$1,000.00	$1,047.00	$5.62	$1,019.71	$5.55
Class A Shares	1.59%	$1,000.00	$1,044.30	$8.19	$1,017.19	$8.08
Class C Shares	2.09%	$1,000.00	$1,044.60	$10.77	$1,014.67	$10.61
American Opportunities Fund
Investor Class	1.15%	$1,000.00	$1,051.50	$5.95	$1,019.41	$5.85
*	Expenses for the International, Emerging Markets and American Opportunities Funds’ annualized expense ratio (after waiver and reimbrusement), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

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THOMAS WHITE FUNDS

TRUSTEE AND OFFICER DISCLOSURE OCTOBER 31, 2014

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee

Thomas S. White, Jr. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 71	Trustee	20 years	Chairman of Thomas White International, Ltd.	3	None

Stathy M. White 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 57	President	3 years	Exec. Vice President of Thomas White International, Ltd.	N/A	N/A

David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 42	Vice President and Treasurer	14 years	Treasurer of the Thomas White Funds; Senior Vice President of Thomas White International, Ltd.	N/A	N/A

J. Ryan Conner 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 34	Secretary and Chief Compliance Officer	3 years	Vice President of Thomas White International, Ltd.; Business Analyst, Computershare Inc.	N/A	N/A

Independent Trustees:

James N. Bay 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 64	Trustee	8 years	Corporate officer – Bay Foods, Inc., Bays Corporation, Bays English Muffin Corp., Bays Michigan Corp., John Marshall Marketing Corp. (food services) (since 1972).	3	None

Elizabeth G. Montgomery 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 70	Trustee	13 years	Retired; former President, Graham Group (management consulting).	3	None

Robert W. Thomas 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 70	Trustee	8 years	President of Thomas Laboratories, Inc. (pharmaceutical company) (since 1992).	3	None

John N. Venson 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 67	Trustee	20 years	Dean of the California School of Podiatric Medicine (since 2008); Doctor of Podiatric Medicine.	3	None

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees, and is available upon request without charge by calling 1-800-811-0535.

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Privacy Policy

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL, LTD.

I. Commitment to Consumer* Privacy

The Thomas White Funds Family and Thomas White International, Ltd. (collectively, “we” or “us”) are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of our consumers, and we believe that the confidentiality and security of consumers’ personal financial information is one of our fundamental responsibilities.

II. Collection of Consumer Information

We collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by us generally comes from the following sources:

•	Information we receive on applications or other forms;

•	Information about consumers’ transactions with us, our affiliates, or others.

III. Disclosure of Consumer Information

We may disclose all of the consumer information we collect to affiliated financial institutions and to third parties who are not our affiliates:

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement between us and another party; and

•	as otherwise permitted by law.

We do not disclose any consumer information about our former customers* to anyone except as permitted by law.

IV. Security of Customer Information

We are committed to, and also require our service providers to:

•	maintain policies and procedures designed to assure only appropriate access to, and use of information about our customers; and

•	maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers.

* As defined in Regulation S-P

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OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

James N. Bay

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Stathy M. White

President

David M. Sullivan II

Vice President, Treasurer and

Assistant Secretary

J. Ryan Conner

Secretary and Chief Compliance Officer

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP

Philadelphia, Pennsylvania

ADMINISTRATOR and TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

DISTRIBUTOR

Quasar Distributors, LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE THOMAS WHITE FUNDS AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITEFUNDS.COM

www.thomaswhitefunds.com

COVER PICTURE: Like the bullfighter that meets his challenger, Spain has beaten two recessions and in the third quarter of 2014 outperformed most developed European economies.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the principal executive officer, chief financial officer and chief accounting officer, or persons performing similar functions of the Registrant. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the code is filed hereto as an exhibit. A copy of the Code of Ethics may be requested free of charge by calling toll free on 1-800-811-0535.

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that its Audit Committee does not currently have any member that qualifies as an “audit committee financial expert” as defined under rules adopted by the Securities and Exchange Commission. Upon careful review of the background and qualifications of each member of the Audit Committee, the Board was satisfied that each Audit Committee member has sufficient knowledge, experience, and skills to perform the functions required of him or her under the Funds’ Audit Committee Charter adopted by the Board of Trustees and to carry out such functions with the duty of care required of such member. In addition, the Board of Trustees also noted that the Audit Committee Charter provides that the Audit Committee is authorized to retain, at the Registrant’s expense, special counsel and such other experts or consultants as may be necessary to assist the Committee in discharging its responsibilities.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant, Tait, Weller & Baker, LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” are other services provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2014	FYE 10/31/2013
Audit Fees	$51,000	$72,000
Audit-Related Fees	-	-
Tax Fees	$9,000	$17,900
All Other Fees	-	-

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2014	FYE 10/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. There were no non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

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Item 11. Controls and Procedures.

(a)	Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)  (1) Code of ethics. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable because the Registrant is not a closed-end management investment company.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LORD ASSET MANAGEMENT TRUST

By (Signature and Title)	/s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date 01/05/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date 01/05/2015

By (Signature and Title)	/s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date 01/05/2015

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